AQR Funds Prospectus
December 15, 2021
Class N Shares, Class I Shares and Class R6 Shares
	Class	Ticker Symbol
AQR Sustainable Long-Short Equity Carbon Aware Fund	N	QNZNX
	I	QNZIX
	R6	QNZRX
This prospectus contains important information about the Fund, including its investment objective, fees and expenses. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates to the Class N Shares, Class I Shares and Class R6 Shares of the Fund.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. In addition, your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, the Fund does not expect to mail paper copies of the Fund's annual and semi-annual shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website (https://funds.aqr.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have elected to receive shareholder reports electronically, you will not be affected by this approach and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you purchased your Fund shares through the Fund's transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688.
You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary or the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you purchased your Fund shares through the Fund's transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688. Your election to receive reports in paper will apply to all AQR Funds held with the fund complex if you purchased your Fund shares through the Fund's transfer agent ALPS Fund Services, Inc., or all AQR Funds held in your account if you invest through a financial intermediary.

AQR Funds–Prospectus

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AQR Sustainable Long-Short Equity Carbon Aware Fund
Fund Summary — December 15, 2021
Investment Objective
The AQR Sustainable Long-Short Equity Carbon Aware Fund (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	1.10%	1.10%	1.10%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses[1]	0.60%	0.60%	0.50%
Acquired Fund Fees and Expenses1,[2]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.98%	1.73%	1.63%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.58%	1.33%	1.23%
1 Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.
2 Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
3 The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses in the table above at no more than 0.20% for Class N Shares and Class I Shares and 0.10% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2023. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2023, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class N Shares	$161	$567
Class I Shares	$135	$491
Class R6 Shares	$125	$460
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus.
Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by investing in or having exposure to securities of U.S. and foreign issuers through the construction of a long-short investment portfolio that favors attractive companies as determined by the Adviser’s proprietary quantitative investment indicators and certain Environmental, Social and Governance (“ESG”) criteria. The Adviser utilizes these criteria to implement a sustainable investment approach that considers the ESG characteristics of investments when constructing the Fund’s portfolio. The Fund seeks to provide returns from both the potential gains from its long-short equity positions and its overall exposure to equity markets, while seeking to manage

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the Fund’s exposure to greenhouse gas emissions by targeting a “net zero” carbon positioning. The Fund also seeks to provide higher risk-adjusted returns with lower volatility compared to global equity markets. A detailed description of the Fund’s investment approach, including how the Fund implements its “net zero” carbon positioning target, is set forth below.
Investment Approach
When constructing a sustainable portfolio for the Fund, the Adviser first utilizes static and dynamic ESG filters to exclude companies from the Fund’s long position investment universe. There is no filter applied to the Fund’s short position investment universe.
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The static ESG filter prohibits any long exposure to issuers the Adviser has determined to exclude, based on third-party data, due to their engagement in industries that the Adviser views as having particularly poor ESG characteristics, such as: tobacco, controversial weapons (including but not limited to cluster munitions, land mines and biochemical weapons) and fossil fuels. The Adviser may from time to time restrict additional industries that it views as having particularly poor ESG characteristics. For the avoidance of doubt, the static ESG filter on the aforementioned industries will be implemented by the Adviser based upon criteria it determines, in its sole discretion, to reasonably identify issuers engaged in a particular industry, such as the percentage of an issuer’s revenue derived from the industry. This criteria does not exclude from the Fund’s investment universe issuers with de minimis direct or indirect exposure to the industry at any point in time.
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Using a dynamic ESG filter, the Fund will exclude long positions in companies ranked approximately in the bottom 10% of the investment universe for their ESG characteristics as evaluated by the Adviser using third-party data.
ESG characteristics are determined in the Adviser’s discretion using a combination of the Adviser’s proprietary models, as well as third-party ESG ratings data, with the aim of identifying the extent to which each company in the universe is exposed to, and how well it manages, a range of environmental, social and governance issues. The ESG characteristics may change over time or vary depending on sector or industry. ESG characteristics taken into account include among others:
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Environmental: greenhouse gas emissions, resource depletion, waste and pollution;
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Social: product safety and quality, health and safety, employee relations;
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Governance: executive pay, bribery and corruption, anti-competitive strategy, tax strategy.
The Adviser’s evaluation of the ESG characteristics is designed to identify companies (i) with exposure to environmental, social, and governance risks, particularly those that have more potential to be financially relevant, or (ii) that may not be adequately managing such exposures in their underlying businesses. Examples of such risks may include climate change, demographic shifts, or anti-corruption. The Fund’s investment strategy is not designed to eliminate all exposure to companies that are considered to be problematic under ESG standards. Rather, the investment strategy is designed to tilt the portfolio in favor of companies that have superior ESG characteristics, while restricting long positions, or taking short positions, in certain companies and industries the Adviser has identified as having the worst ESG characteristics.
Once the above filters have been applied, the Adviser uses a set of value, momentum, quality and other quantitative investment indicators to generate a long-short investment portfolio based on the Adviser’s global security selection and asset allocation models, with weighting to each position, long or short, based on the Adviser’s determination of each position’s attractiveness or unattractiveness, respectively. Certain of these quantitative investment indicators take into account certain ESG characteristics where the Adviser believes they will improve the portfolio’s returns.
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Value indicators identify investments that appear cheap based on fundamental measures. Examples of value indicators include using price-to-earnings and price-to-book ratios and governance-related indicators, such as companies that the Adviser believes are growing too quickly and may therefore have overpriced valuations.
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Momentum indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
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Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings, sound accounting practices, and low exposure to climate-related risks.
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Sentiment indicators identify companies favored by a variety of important stakeholders (for example, high-conviction investors, corporate management, their customers, and/or broader society), and companies that have shareholder-friendly and transparent management.
The Adviser may also use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.

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The Adviser then actively seeks to tilt the Fund’s portfolio towards companies with superior ESG characteristics, by overweighting its long positions in certain companies determined by the Adviser to have superior ESG characteristics and increasing its short positions in certain companies determined by the Adviser to have poor ESG characteristics.
The Fund’s short portfolio construction process will seek (i) to express more fully the Adviser’s active views, including ESG-related alpha signals, on an investment than is possible with underweighting or fully divesting; and/or (ii) to hedge against ESG type risks associated with the Fund’s long exposure to certain issuers with less optimal ESG characteristics, such as a company’s exposure to climate related risks. In the aggregate the Fund expects to have net long exposure to the equity markets, which the Adviser may adjust over time. Given the expected net long exposure, the Fund is not designed to be market-neutral.
The Adviser also seeks to manage the Fund’s exposure to greenhouse gas emissions by targeting a “net zero” carbon positioning, in which the carbon footprint of the companies the Fund holds long is netted against the carbon footprint of the companies the Fund holds short, such that the portfolio’s overall carbon footprint will be equal to or less than zero on a net notional exposure basis. When measuring the carbon footprint of a company, the Adviser uses third party data to assess emissions of the company. These emissions estimates may include, but are not limited to, the emissions directly emitting from sources that are owned or controlled by a company or the emissions from the consumption of purchased electricity, steam or other sources of energy generated upstream from a company’s direct operations. The Fund does not currently take into account Scope 3 emissions, which include indirect emissions occurring in a company’s value chain (e.g., purchased goods/services, use of sold products, investments, and leased assets and franchises). The carbon footprint of the Fund’s financial position in a company is measured by calculating the proportion of the Fund's exposure to the company’s total market capitalization and applying that proration to the company's total carbon footprint, as measured by the Adviser. The long portfolio’s carbon footprint is the aggregate amount of this prorated score for each long position and is targeted to be equal to or less than the aggregate amount of the prorated score for each short position of the Fund. For example, if the Fund’s long portfolio’s aggregate carbon footprint is 100 tons of CO2 equivalent, per $1M of exposure, the Fund will target a short portfolio aggregate carbon footprint of 100 tons of CO2 equivalent, per $1M of exposure, or more.
Additional Information
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity-related and/or derivative instruments. Equity instruments include common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (collectively, “Equity Instruments”). Equity-related and/or derivative instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”). The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. However, the Fund will generally invest in Instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country or currency denomination and may invest in any one country or currency denomination without limit. The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund is not designed to be market-neutral. The Adviser, on average, intends to target a market portfolio beta of 0.5 to broad global equity markets. The Adviser expects that the portfolio’s actual market beta will typically range from 0.3 to 0.7. Beta is a measure of the Fund’s portfolio’s sensitivity to both the volatility and directional return of the broad global equities markets. A beta of 1.0 means the portfolio is fully correlated to both the volatility and the directional return of the broad global equity markets and a beta of 0 means the portfolio’s volatility and return have no correlation to those of the broad global equity markets. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk.
In addition to the volatility which may be achieved through the Fund’s market beta target, the Adviser, on average, will target an additional (i.e., active) annualized volatility level for the Fund of 6% over time. Since this active annualized volatility target is expected to be achieved over time, the year-to-year forecasted active annualized volatility target is expected to typically range between 4% and 9%.
Given these two sources of volatility (i.e., the market volatility realized through the Fund’s market beta target and the Fund’s additional active volatility target), the total volatility achieved by the Fund is expected to be higher than the 6% active volatility target. Because there is no precise way to predict the market volatility over any particular period, the total volatility achieved by the Fund may be significantly higher than the 6% active target. Actual or realized volatility experienced by the Fund can and will differ from the forecasted or target volatility described above.
The Fund, when taking a long equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a short equity position, the Fund borrows the security from a third party and sells it at the then current market price. A short equity position will benefit from a decrease in price of the security and will lose value if the

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price of the security increases. Similarly, the Fund also takes long and short positions in Equity Derivative Instruments. A long position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying instrument. A short position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover in excess of 100%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.

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Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
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The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
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Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
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The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
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Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
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The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

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High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and  traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable the Fund to achieve its investment objectives.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

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Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Net Zero Carbon Target Risk: The ability of the Fund to achieve its net zero carbon target will be subject to the Adviser’s ability to correctly assess the carbon emissions of the companies to which the Fund has exposure and the relative performance of the investments in the portfolio. Since the carbon emissions of companies will likely change as the regulatory environment, public sentiment and markets change or time passes, the success of the Fund’s net zero carbon strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute long and/or short positions in an efficient and timely manner. Moreover, the Adviser’s methodology for assessing the Fund’s carbon emissions exposure may differ from the methodology used by others. Furthermore, the Adviser’s methodology for measuring carbon emissions of a company or the net carbon exposure of the Fund may not comport with an investor’s assessment of either due to a variety of reasons, including, but not limited to, use of different carbon emission data sources and differing views on how net zero carbon exposure is achieved. The Fund does not currently take into account Scope 3 emissions, which include indirect emissions occurring in a company's value chain (e.g., purchased goods/services, use of sold products, investment and leased assets and franchises). Therefore, the Fund may have exposure to such indirect emissions. The Adviser’s methodology for calculating the Fund’s carbon emissions exposure could prove to be imperfect or may not achieve its intended results.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sustainable Investment Risk: The Fund follows a sustainable investment approach that considers the ESG characteristics of investments when constructing the Fund’s portfolio. Accordingly, the Fund will have reduced exposure to industries or sectors with companies that are excluded by the Fund’s dynamic ESG filter or otherwise underweighted due to their ESG characteristics and potentially increased exposure to industries or sectors that do not contain such companies. Additionally, due to its exclusionary criteria, the Fund will not be invested in certain industries and may not be invested in certain sectors. As a result, the Fund’s performance may be lower than other funds that do not consider ESG characteristics or use different ESG criteria when constructing their portfolios. In addition, since sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account ESG characteristics of investments. While the Fund does not intend to take long positions in companies with the lowest ESG rankings as evaluated by the Adviser (as further described in its principal investment strategies), the Fund will have exposure to companies with lower ESG rankings. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in and/or disclose their sustainable and ESG practices may fall out of favor, which would challenge the Fund’s ability to assess ESG characteristics of an issuer or industry and its ability to implement its investment strategies. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that the Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.

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Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled "Principal Investment Strategies of the Fund,"  presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The Fund has not commenced operations as of the date of this prospectus. As a result, no performance information is available. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	December 2021	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	December 2021	Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	December 2021	Principal of the Adviser
Andrea Frazzini, Ph.D., M.A.	December 2021	Principal of the Adviser
John J. Huss	December 2021	Principal of the Adviser
Lukasz Pomorski, Ph.D., M.A.	December 2021	Managing Director of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 9 of the prospectus.

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Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem Class N Shares, Class I Shares and Class R6 Shares of the Fund, as applicable, each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688 or by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248). The Fund’s initial and subsequent investment minimums for Class N Shares, Class I Shares and Class R6 Shares, as applicable, generally are as follows.
	Class N Shares	Class I Shares	Class R6 Shares
Minimum Initial Investment	$[1]1,000,000	$[1]5,000,000	$[1]50,000,000
Minimum Subsequent Investment	None	None	None
1  Reductions apply to certain eligibility groups. See “Investing With the AQR Funds” in the Fund’s prospectus.
Tax Information
The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Details About the Fund
Glossary. To keep things simple, we have defined and explained a number of terms and concepts in a Glossary at the back of this prospectus. Terms that are in italics have definitions or explanations in the Glossary.
Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder.

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Details About the AQR Sustainable Long-Short Equity Carbon Aware Fund
Investment Objective
The AQR Sustainable Long-Short Equity Carbon Aware Fund (the “Fund”) seeks capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in or having exposure to securities of U.S. and foreign issuers through the construction of a long-short investment portfolio that favors attractive companies as determined by the Adviser’s proprietary quantitative investment indicators and certain Environmental, Social and Governance (“ESG”) criteria. The Adviser utilizes these criteria to implement a sustainable investment approach that considers the ESG characteristics of investments when constructing the Fund’s portfolio. The Fund seeks to provide returns from both the potential gains from its long-short equity positions and its overall exposure to equity markets, while seeking to manage the Fund’s exposure to greenhouse gas emissions by targeting a “net zero” carbon positioning. The Fund also seeks to provide higher risk-adjusted returns with lower volatility compared to global equity markets. A detailed description of the Fund’s investment approach, including how the Fund implements its “net zero” carbon positioning target, is set forth below.
Investment Approach
When constructing a sustainable portfolio for the Fund, the Adviser first utilizes static and dynamic ESG filters to exclude companies from the Fund’s long position investment universe. There is no filter applied to the Fund’s short position investment universe.
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The static ESG filter prohibits any long exposure to issuers the Adviser has determined to exclude, based on third-party data, due to their engagement in industries that the Adviser views as having particularly poor ESG characteristics, such as: tobacco, controversial weapons (including but not limited to cluster munitions, land mines and biochemical weapons) and fossil fuels. The Adviser may from time to time restrict additional industries that it views as having particularly poor ESG characteristics. For the avoidance of doubt, the static ESG filter on the aforementioned industries will be implemented by the Adviser based upon criteria it determines, in its sole discretion, to reasonably identify issuers engaged in a particular industry, such as the percentage of an issuer’s revenue derived from the industry. This criteria does not exclude from the Fund’s investment universe issuers with de minimis direct or indirect exposure to the industry at any point in time.
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Using a dynamic ESG filter, the Fund will exclude long positions in companies ranked approximately in the bottom 10% of the investment universe for their ESG characteristics as evaluated by the Adviser using third-party data.
ESG characteristics are determined in the Adviser’s discretion using a combination of the Adviser’s proprietary models, as well as third-party ESG ratings data, with the aim of identifying the extent to which each company in the universe is exposed to, and how well it manages, a range of environmental, social and governance issues. The ESG characteristics may change over time or vary depending on sector or industry. ESG characteristics taken into account include among others:
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Environmental: greenhouse gas emissions, resource depletion, waste and pollution;
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Social: product safety and quality, health and safety, employee relations;
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Governance: executive pay, bribery and corruption, anti-competitive strategy, tax strategy.
The Adviser’s evaluation of the ESG characteristics is designed to identify companies (i) with exposure to environmental, social, and governance risks, particularly those that have more potential to be financially relevant, or (ii) that may not be adequately managing such exposures in their underlying businesses. Examples of such risks may include climate change, demographic shifts, or anti-corruption. The Fund’s investment strategy is not designed to eliminate all exposure to companies that are considered to be problematic under ESG standards. Rather, the investment strategy is designed to tilt the portfolio in favor of companies that have superior ESG characteristics, while restricting long positions, or taking short positions, in certain companies and industries the Adviser has identified as having the worst ESG characteristics.
Once the above filters have been applied, the Adviser uses a set of value, momentum, quality and other quantitative investment indicators to generate a long-short investment portfolio based on the Adviser’s global security selection and asset allocation models, with weighting to each position, long or short, based on the Adviser’s determination of each position’s attractiveness or unattractiveness, respectively. Certain of these quantitative investment indicators take into account certain ESG characteristics where the Adviser believes they will improve the portfolio’s returns.
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Value indicators identify investments that appear cheap based on fundamental measures. Examples of value indicators include using price-to-earnings and price-to-book ratios and governance-related indicators, such as companies that the Adviser believes are growing too quickly and may therefore have overpriced valuations.

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Momentum indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
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Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings, sound accounting practices, and low exposure to climate-related risks.
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Sentiment indicators identify companies favored by a variety of important stakeholders (for example, high-conviction investors, corporate management, their customers, and/or broader society), and companies that have shareholder-friendly and transparent management.
The Adviser may also use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
The Adviser then actively seeks to tilt the Fund’s portfolio towards companies with superior ESG characteristics, by overweighting its long positions in certain companies determined by the Adviser to have superior ESG characteristics and increasing its short positions in certain companies determined by the Adviser to have poor ESG characteristics.
The Fund’s short portfolio construction process will seek (i) to express more fully the Adviser’s active views, including ESG-related alpha signals, on an investment than is possible with underweighting or fully divesting; and/or (ii) to hedge against ESG type risks associated with the Fund’s long exposure to certain issuers with less optimal ESG characteristics, such as a company’s exposure to climate related risks. In the aggregate the Fund expects to have net long exposure to the equity markets, which the Adviser may adjust over time. Given the expected net long exposure, the Fund is not designed to be market-neutral.
The Adviser also seeks to manage the Fund’s exposure to greenhouse gas emissions by targeting a “net zero” carbon positioning, in which the carbon footprint of the companies the Fund holds long is netted against the carbon footprint of the companies the Fund holds short, such that the portfolio’s overall carbon footprint will be equal to or less than zero on a net notional exposure basis. When measuring the carbon footprint of a company, the Adviser uses third party data to assess emissions of the company. These emissions estimates may include, but are not limited to, the emissions directly emitting from sources that are owned or controlled by a company or the emissions from the consumption of purchased electricity, steam or other sources of energy generated upstream from a company’s direct operations. The Fund does not currently take into account Scope 3 emissions, which include indirect emissions occurring in a company’s value chain (e.g., purchased goods/services, use of sold products, investments, and leased assets and franchises). The carbon footprint of the Fund’s financial position in a company is measured by calculating the proportion of the Fund's exposure to the company’s total market capitalization and applying that proration to the company's total carbon footprint, as measured by the Adviser. The long portfolio’s carbon footprint is the aggregate amount of this prorated score for each long position and is targeted to be equal to or less than the aggregate amount of the prorated score for each short position of the Fund. For example, if the Fund’s long portfolio’s aggregate carbon footprint is 100 tons of CO2 equivalent, per $1M of exposure, the Fund will target a short portfolio aggregate carbon footprint of 100 tons of CO2 equivalent, per $1M of exposure, or more.
Additional Information
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity-related and/or derivative instruments. Equity instruments include common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (collectively, “Equity Instruments”). Equity-related and/or derivative instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”). The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. However, the Fund will generally invest in Instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. The Fund does not limit its investments to any one country or currency denomination and may invest in any one country or currency denomination without limit. The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund is not designed to be market-neutral. The Adviser, on average, intends to target a market portfolio beta of 0.5 to broad global equity markets. The Adviser expects that the portfolio’s actual market beta will typically range from 0.3 to 0.7. Beta is a measure of the Fund’s portfolio’s sensitivity to both the volatility and directional return of the broad global equities markets. A beta of 1.0 means the portfolio is fully correlated to both the volatility and the directional return of the broad global equity markets and a beta of 0 means the portfolio’s volatility and return have no correlation to those of the broad global equity markets. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk.

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In addition to the volatility which may be achieved through the Fund’s market beta target, the Adviser, on average, will target an additional (i.e., active) annualized volatility level for the Fund of 6% over time. Since this active annualized volatility target is expected to be achieved over time, the year-to-year forecasted active annualized volatility target is expected to typically range between 4% and 9%.
Given these two sources of volatility (i.e., the market volatility realized through the Fund’s market beta target and the Fund’s additional active volatility target), the total volatility achieved by the Fund is expected to be higher than the 6% active volatility target. Because there is no precise way to predict the market volatility over any particular period, the total volatility achieved by the Fund may be significantly higher than the 6% active target. Actual or realized volatility experienced by the Fund can and will differ from the forecasted or target volatility described above.
The Fund, when taking a long equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a short equity position, the Fund borrows the security from a third party and sells it at the then current market price. A short equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes long and short positions in Equity Derivative Instruments. A long position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying instrument. A short position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. These cash or cash equivalent holdings serve as collateral for the positions the Fund takes and also earn income for the Fund.
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund is expected to have annual turnover in excess of 100%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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How the Fund Pursues Its Investment Objective
Investment Techniques
In addition to the principal investment strategies described above, the Fund may employ the following techniques in pursuing its investment objective.
Temporary Defensive Positions: The Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies in response to adverse or unusual market, economic, political, regulatory or other conditions. For instance, for temporary defensive purposes, the Fund may restrict the markets in which it invests or may hold uninvested cash or invest without limitation in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds, even if the investments are inconsistent with the Fund’s principal investment strategies. To the extent the Fund invests in these temporary investments in this manner, the Fund may succeed in avoiding losses but may not otherwise achieve its investment objective.
Segregation of Assets: As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Futures contracts, forward contracts and other applicable securities and instruments that settle physically will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.
The Fund generally will use its money market instruments or other liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. The Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments. There is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Risk Factors
All investments, including those in mutual funds, have risks and it is possible that you could lose money by investing in the Fund. No one investment is suitable for all investors. The Fund is intended for long-term investors. The risks identified below are the principal risks of investing in the Fund. The Summary section for the Fund and this section list the principal risks applicable to the Fund. This section provides more detailed information about each risk. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.
Counterparty Risk: The Fund may enter into various types of derivative contracts  as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.
Derivatives Risk: The Adviser may make use of futures, forwards, options, swaps and other forms of derivative instruments. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the “Principal Investment Strategies” section, futures contracts, forward foreign currency contracts and swaps. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Risks of these instruments include:
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that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;

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that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;
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that the skills needed to use these strategies are different than those needed to select portfolio securities;
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the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;
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that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);
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particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could cause the Fund to lose money;
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the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for the Fund;
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the fact that “speculative position limits” imposed by the Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges on net long and short positions may require the Fund to limit or unravel positions in certain types of instruments; in October 2020, the CFTC adopted new rules that will impose speculative position limits on additional derivative instruments, which may further limit the Fund's ability to trade futures contracts and swaps; and
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the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.
In October 2020, the SEC adopted a new rule that will change the regulatory framework around the use of derivatives by registered investment companies, such as the Fund. The new rule will replace the aforementioned asset segregation requirements with a requirement to ensure the Fund has a derivatives risk management program consistent with the new rule, along with other requirements such as compliance with a specific value-at-risk (“VaR”) based limit on leverage risk. The Board of Trustees will have an oversight role in ensuring these new requirements are being taken into account and will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program. The Fund will not be required to comply with the new rule until August 19, 2022.
Foreign Investments Risk: The Fund’s investments in foreign instruments, including depositary receipts, involve risks not associated with investing in U.S. instruments. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign instruments, among others, include:
•
Counterparty Risk: The Fund may enter into foreign investment instruments with a counterparty, which will subject the Fund to counterparty risk (see “Counterparty Risk” above).
•
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect instruments denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments in instruments denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign instruments while also maintaining currency positions, it may be exposed to greater combined risk. See “Currency Risk” above.
•
Geographic Risk: If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.
•
Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.
•
Regulatory Risk: Issuers of foreign instruments and foreign instruments markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets, which among other things, could lead to market manipulation. The financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
•
Transaction Costs Risk: The costs of buying and selling foreign instruments, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.
•
Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the

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Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
Forward and Futures Contract Risk: As described in the “Principal Investment Strategies” section for the Fund, the Fund may invest in forward and/or futures contracts. The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees). The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively.
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. A prime money market mutual fund may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment in the prime money market mutual fund, or the Fund may not be able to redeem its investment in the prime money market mutual fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund may enter into short sales and/or make investments in futures contracts, forward contracts, options, swaps and other derivative instruments. These investment activities provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.

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Market Risk: The Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Net Zero Carbon Target Risk: The ability of the Fund to achieve its net zero carbon target will be subject to the Adviser’s ability to correctly assess the carbon emissions of the companies to which the Fund has exposure and the relative performance of the investments in the portfolio. Since the carbon emissions of companies will likely change as the regulatory environment, public sentiment and markets change or time passes, the success of the Fund’s net zero carbon strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute long and/or short positions in an efficient and timely manner. Moreover, the Adviser’s methodology for assessing the Fund’s carbon emissions exposure may differ from the methodology used by others. Furthermore, the Adviser’s methodology for measuring carbon emissions of a company or the net carbon exposure of the Fund may not comport with an investor’s assessment of either due to a variety of reasons, including, but not limited to, use of different carbon emission data sources and differing views on how net zero carbon exposure is achieved. The Fund does not currently take into account Scope 3 emissions, which include indirect emissions occurring in a company's value chain (e.g., purchased

AQR Funds–Prospectus19
goods/services, use of sold products, investment and leased assets and franchises). Therefore, the Fund may have exposure to such indirect emissions. The Adviser’s methodology for calculating the Fund’s carbon emissions exposure could prove to be imperfect or may not achieve its intended results.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. There is the risk that the security borrowed by the Fund in connection with a short sale would need to be returned to the lenders on short notice. If such request for return of a security occurs at a time when other short sellers of the same security are receiving similar requests, a "short squeeze" can occur, wherein the Fund might be compelled, at the most disadvantageous time, to replace the borrowed security previously sold short with purchases on the open market possibly at prices significantly in excess of the proceeds received earlier in originally selling the security short. Purchasing securities to close out the short position can itself cause the price of the security to rise further, thereby exacerbating any loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before the Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the Fund’s short position, marking the collateral to market daily. This obligation limits the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sustainable Investment Risk: The Fund follows a sustainable investment approach that considers the ESG characteristics of investments when constructing the Fund’s portfolio. Accordingly, the Fund will have reduced exposure to industries or sectors with companies that are excluded by the Fund’s dynamic ESG filter or otherwise underweighted due to their ESG characteristics and potentially increased exposure to industries or sectors that do not contain such companies. Additionally, due to its exclusionary criteria, the Fund will not be invested in certain industries and may not be invested in certain sectors. As a result, the Fund’s performance may be lower than other funds that do not consider ESG characteristics or use different ESG criteria when constructing their portfolios. In addition, since sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account ESG characteristics of investments. While the Fund does not intend to take long positions in companies with the lowest ESG rankings as evaluated by the Adviser (as further described in its principal investment strategies), the Fund will have exposure to companies with lower ESG rankings. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in and/or disclose their sustainable and ESG practices may fall out of favor, which would challenge the Fund’s ability to assess ESG characteristics of an issuer or industry and its ability to implement its investment strategies. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that the Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

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Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:
Emerging Market Risk: The Fund may have exposure to emerging markets. Investing in emerging markets will, among other things, expose the Fund to all the risks described above in the “Foreign Investments Risk” section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that control or restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities. The small size of their securities markets and low trading volumes can make emerging market investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.
LIBOR Risk: Certain financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Subsequently, the FCA and the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications (overnight and one, three, six and 12 months) until June 30, 2023, with the remainder of LIBOR publications to be phased out on schedule at the end of 2021. This delay is intended to allow most legacy U.S. dollar LIBOR contracts to mature before LIBOR experiences disruptions. Notwithstanding these developments, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.
Market Disruption Risk: Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, extreme weather and climate-related events, public health crises, spread of infectious illness and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt the U.S. and world economies, individual companies and markets and may have significant adverse direct or indirect effects on the Fund and its investments. Such events include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain.
The Fund could lose money due to the effects of a market disruption. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”).
The Adviser may make available certain information about the Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser. Disclosure of such information is subject to, and may be limited by, the availability of disclosure reports that meet applicable regulatory requirements and restrictions.
Change in Objective
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in the Fund’s investment objective.

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Management of the Fund
The Trust is organized as a Delaware statutory trust and is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.
The Fund's Adviser is AQR Capital Management, LLC, a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Fund's portfolio and also furnishes office space, equipment, and management personnel. The Adviser’s address is Two Greenwich Plaza, Greenwich, CT 06830.
The Adviser is an investment management firm that employs a disciplined multi-asset, global research process. (AQR stands for Applied Quantitative Research). Until the launch of the AQR Funds in January 2009, the Adviser’s investment products had been primarily provided through collective investment vehicles and separate accounts that utilize all or a subset of the Adviser’s investment strategies. The Adviser also serves as a sub-adviser to several registered investment companies. These investment products range from aggressive, high volatility and market-neutral alternative strategies, to low volatility, more traditional benchmark-driven products. The Adviser and its affiliates had approximately $131 billion in assets under management as of September 30, 2021.
Investment decisions are made by the Adviser using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. The Adviser believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. The principals of the Adviser have been pursuing the research supporting this approach since the late 1980s, and have been implementing this approach in one form or another since 1993. The research conducted by principals and employees of the Adviser has been published in a variety of professional journals since 1991. Please see the Adviser’s website (www.aqr.com) for additional information regarding the published papers written by the Adviser’s principals and other personnel.
The Adviser’s founding principals, Clifford S. Asness, Ph.D., M.B.A., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., M.B.A., and several colleagues founded the Adviser in January 1998. Each of the Adviser’s founding principals was formerly at Goldman Sachs, & Co., where Messrs. Asness, Krail, and Liew comprised the senior management of the Quantitative Research Group at Goldman Sachs Asset Management (GSAM). At GSAM, the team managed both traditional (managed relative to a benchmark) and non-traditional (managed seeking absolute returns) mandates. The founding principals formed the Adviser to build upon the success achieved at GSAM while enabling key professionals to devote a greater portion of their time to research and investment product development. The Adviser manages assets for institutional investors both in the United States and globally.
Advisory Agreement
For serving as investment adviser, the Adviser is entitled to receive an advisory fee from the Fund, as reflected below and expressed as a percentage of average daily net assets.
Fund
AQR Sustainable Long-Short Equity Carbon Aware Fund	1.10%
The Advisory Agreement is governed by Delaware law. The Advisory Agreement is not intended to create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties to the Advisory Agreement and their respective successors and permitted assigns. The Trust, on behalf of the Fund, enters into contractual arrangements with various parties who provide services for the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s current Advisory Agreement with the Adviser will be available in the Fund’s annual report to shareholders for the period ending December 31, 2021.
Expense Limitation Agreement
The Adviser has contractually agreed to reimburse operating expenses of Class N, Class I and Class R6 Shares of the Fund (the “Expense Limitation Agreement”) in an amount sufficient to limit the other operating expenses of a class, exclusive of certain expenses, at no more than the set percentages as described in the Fund’s current prospectus. These percentages are as follows:
Fund	Class N Shares and Class I Shares	Class R6 Shares
AQR Sustainable Long-Short Equity Carbon Aware Fund	0.20%	0.10%

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The Expense Limitation Agreement for the Class N Shares, Class I Shares and Class R6 Shares of the Fund is effective at least through April 30, 2023.
The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust, and does not extend to management fees, 12b-1 fees, interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses provided that the amount recaptured may not cause the total annual operating expenses or the other operating expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Portfolio Managers of the Adviser
The Adviser utilizes a team-based and integrated approach to its investment management process, including strategy development, research, portfolio implementation, risk management and trading execution. The Adviser’s investment decisions are based on quantitative analysis of a specified universe of securities or other assets. This quantitative analysis relies on proprietary models to generate views on securities or other assets and applies them in a disciplined and systematic process. The Adviser’s research, portfolio implementation and trading teams supervise the day-to-day execution of these models and continuously research ways to enhance their efficiency. Senior portfolio managers oversee this process while junior portfolio managers and portfolio implementation specialists provide appropriate oversight of the day to day details of the Fund’s portfolio.
Each of the portfolio managers listed below is a senior member of the applicable portfolio management team that oversees the Adviser’s investment management process for one or more of the investment strategies employed by the Fund.
Fund	Portfolio Managers
AQR Sustainable Long-Short Equity Carbon Aware Fund	Clifford S. Asness, Ph.D., M.B.A.
John M. Liew, Ph.D., M.B.A.
Michele L. Aghassi, Ph.D.
Andrea Frazzini, Ph.D., M.A.
John J. Huss
Lukasz Pomorski, Ph.D., M.A.
Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.
Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of the Adviser. Dr. Asness cofounded the Adviser in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.
John M. Liew, Ph.D., M.B.A., is a Founding Principal of the Adviser. Dr. Liew cofounded the Adviser in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a B.A. in economics, and an M.B.A. and a Ph.D. in finance, each from the University of Chicago.
Michele L. Aghassi, Ph.D., is a Principal of the Adviser. Dr. Aghassi joined the Adviser in 2005 and serves as a portfolio manager for the firm’s equity strategies. Dr. Aghassi earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.
Andrea Frazzini, Ph.D., M.S., is a Principal of the Adviser. Dr. Frazzini joined the Adviser in 2008 and is the Head of the Adviser’s Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.
John J. Huss is a Principal of the Adviser. Mr. Huss rejoined the Adviser in 2013 and is a researcher and portfolio manager for multi-asset class strategies as well as the firm’s equity strategies. Mr. Huss earned an S.B. in mathematics from the Massachusetts Institute of Technology.
Lukasz Pomorski, Ph.D., M.A., is a Managing Director of the Adviser. Dr. Pomorski joined the Adviser in 2014 and is Head of ESG Research. In this role he is responsible for the planning and oversight of the Adviser’s responsible investment research efforts across all asset classes. Dr. Pomorski earned a B.A. and M.A. in economics at the Warsaw School of Economics, an M.A. in finance at Tilburg University, and a Ph.D. in finance at the University of Chicago.

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From time to time, a manager, analyst, or other employee of the Adviser or any of its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser or any other person within the Adviser’s organization. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

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Investing With the AQR Funds
The Fund offers Class N, Class I and Class R6 Shares. Each class of the Fund’s shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class.
Non-U.S. residents are not permitted to invest in the Fund without the prior consent of the Fund. Prior to investing, assuming such investment is approved by the Fund, non-U.S. residents should consult a qualified tax and/or legal adviser about whether purchasing shares of the Fund is a suitable investment given legal and tax ramifications.
The Fund reserves the right to refuse any request to purchase shares.
Class N Shares and Class I Shares Eligibility CRITERIA AND Investment Minimums
The Fund’s Class N Shares and Class I Shares are offered to investors subject to the minimum initial account sizes specified below.
The minimum initial account size is $1,000,000 for Class N Shares and $5,000,000 for Class I Shares. This minimum requirement may be modified or reduced with respect to certain eligibility groups as indicated in the following table:
Minimum Investment
Eligibility Group	Class N	Class I
Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated	None	None
Accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	None	None
Qualified defined contribution plans and 457 plans	None	None
Investors who are not eligible for a reduced minimum	$1,000,000	$5,000,000
Investors or financial advisors may aggregate accounts for purposes of determining whether the above minimum investment requirements have been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the applicable minimum investment requirement within an 18-month period.
In addition to the eligibility groups listed in the table above, the following groups of investors are also subject to no minimum initial account size in Class N Shares and Class I Shares: (i)  tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; (ii) employees of the Adviser and affiliates, trustees and officers of the Trust and members of their immediate families; and (iii) investment professionals, employees of broker-dealers or other financial intermediaries, and their immediate family members.
Class N and Class I Shares are available directly from the Fund, or through certain financial intermediaries that have entered into appropriate agreements with the Fund's Distributor.
Some financial intermediaries may impose different or additional eligibility and minimum investment requirements. The Fund has the discretion to further modify, waive or reduce the above minimum investment requirements for Class N Shares and Class I Shares.
Financial intermediaries may offer different share classes of the Fund on investment platforms with different services and/or fees. Some financial intermediaries do not offer all share classes of the Fund on all investment platforms or to all customers. The availability of a class of the Fund’s shares may depend on the policies, procedures and investment platforms of the financial intermediary. Class I Shares may also be available on brokerage platforms of intermediaries that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
There is no minimum subsequent investment amount for Class N Shares or Class I Shares.
Class R6 Shares Eligibility CRITERIA AND Investment Minimums
The Fund’s Class R6 Shares are offered exclusively to the following types of investors subject to the minimum initial account size specified below.

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Eligibility Group	Minimum Investment
Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated	$100,000
Accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	$50,000,000 or $100,000,000 aggregate investment across all series of the Trust
Qualified defined contribution plans and 457 plans	None
Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans	None
Employees of the Adviser and affiliates, trustees and officers of the Trust and their immediate family members	None
Investors or financial advisors may aggregate accounts for purposes of determining whether the above minimum investment requirements have been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the applicable minimum investment requirement within an 18-month period.
Any of the above eligible investors may invest either directly or through a financial advisor or other intermediaries not enumerated above.
Class R6 Shares are available directly from the Fund, or through certain financial intermediaries that have entered into appropriate agreements with the Fund's Distributor.
Class R6 Shares do not pay commissions or Rule 12b-1 Plan fees or make administrative or service payments to financial intermediaries in connection with investments in Class R6 Shares, however, the Adviser or its affiliates may pay financial intermediaries for the sale of Fund shares or other services, including with respect to investments in Class R6 Shares.
Some financial intermediaries may not offer Class R6 Shares or may impose different or additional eligibility and minimum investment requirements, including limiting the availability of Class R6 Shares to certain of the eligibility groups enumerated above. The Fund has the discretion to further modify, waive or reduce the above minimum investment requirements.
Financial intermediaries may offer different share classes of the Fund on investment platforms with different services and/or fees. Some financial intermediaries do not offer all share classes of the Fund on all investment platforms or to all customers. The availability of a class of the Fund’s shares may depend on the policies, procedures and investment platforms of the financial intermediary.
There is no minimum subsequent investment amount for Class R6 Shares. If a shareholder’s account size declines below the minimum initial investment amount described above, other than as a result of a decline in the NAV per share, the Fund reserves the right, upon 60 days’ written notice, to (a) convert the shareholders’ Class R6 Shares, at NAV, to the lowest fee share class for which the shareholder is then eligible, or (b) redeem, at NAV, the Class R6 Shares of the shareholder in accordance with the Fund's Small Account Policy described under “Other Policies – Small Account Policy” herein.
Types of Accounts—Class N Shares, Class i Shares and Class r6 Shares
You may set up your account in any of the following ways:
Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.
Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.
Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.
Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

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Retirement or Education. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, SEP IRA and Coverdell Education Savings Account (formerly called an Education IRA). The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder.
The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee and the plan’s trustee should contact the Fund regarding the establishment of an investment relationship.
Share Price
Net Asset Value. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund’s NAV per share. The Fund’s NAV per share is generally calculated as of the scheduled close of trading on the NYSE (normally 4:00 p.m. eastern time) on each Business Day. The Fund determines a NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. eastern time or at an earlier time, if the particular closure directly affects the NYSE but other exchanges remain open for trading. The Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of the Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Fund's shares may change on days when shareholders are not able to buy or sell its shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees. The Board of Trustees has delegated responsibility for applying approved valuation policies to the Adviser, subject to oversight by the Board of Trustees. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation methods applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers.
Where market quotes are readily available, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to represent fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Board of Trustees. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.
Equity securities, including securities sold short, rights, exchange-traded option contracts, warrants, ETFs and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter (“OTC”) market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price).
Fixed income securities (other than certain short-term investments maturing in 60 days or less) are normally valued based on prices received from pricing services or brokers and dealers using data reflecting the earlier closing of the principal market for such instruments. The pricing services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the pricing services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships

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between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.
Equities that trade on either markets that close prior to the close of the NYSE or on markets that are closed due to a holiday are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). When available, the Fund applies daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time the Fund calculates its NAV.
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes their principal market. For option contracts, if no sales occurred on such date, the contracts will be valued at the mid price on such exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued by the Fund on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.
The Fund values the repurchase agreements and reverse repurchase agreements it has entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
You may obtain information as to the Fund’s current NAV per share by visiting the Fund's website at https://funds.aqr.com or by calling (866) 290-2688.
General Purchasing Policies
•
You may purchase the Fund’s Class N Shares, Class I Shares and Class R6 Shares at the NAV per share next determined following receipt of your purchase order in good order by the Fund or an authorized financial intermediary or other agent of the Fund. A purchase, exchange or redemption order is in “good order” when the Fund, the Transfer Agent and/or its agent, receives all required information, including properly completed and signed documents. Financial intermediaries authorized to accept purchase orders on behalf of the Fund are responsible for timely transmitting those orders to the Fund.
•
You may purchase the Fund’s Class N Shares, Class I Shares and Class R6 Shares directly from the Fund or through certain financial intermediaries (and other intermediaries these firms may designate) without the imposition of any sales charges. See “How to Buy Class N Shares, Class I Shares and Class R6 Shares” below.
•
Once the Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary (or its authorized designee) receives the order. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.
•
The Fund reserves the right to cancel a purchase if payment, including by check or electronic funds transfer, does not clear your bank or is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase. In addition, the Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s shareholders to do so.
•
The Fund may place orders for investments in anticipation of the receipt of the purchase price for Fund shares, although it is not required to do so. If an investor defaults on its purchase obligation, the Fund could incur a loss

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when it liquidates positions bought in anticipation of receiving the purchase price for shares. In addition, if the Fund does not place orders until purchase proceeds are received, the Fund’s returns could be adversely affected by holding higher levels of cash pending investment.
•
Financial intermediaries purchasing the Fund’s shares on behalf of its customers must pay for such shares by the time designated by the agreement with the financial intermediary, which is generally on the first Business Day following the receipt of the order. When authorized by the Trust, certain financial intermediaries may be permitted to delay payment for purchases, but in no case later than the third Business Day following the receipt of the order. If payment is not received by this time, the order may be canceled. The financial intermediary or the underlying customer is responsible for any costs or losses incurred if payment is delayed or not received.
General Redemption Policies
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You may redeem the Fund’s Class N Shares, Class I Shares and Class R6 Shares at the NAV per share next-determined following receipt of your redemption order in good order by the Fund or an authorized financial intermediary or other agent of the Fund.
•
The Fund cannot accept a redemption request that specifies a particular redemption date or price.
•
Once the Fund accepts your redemption order, you may not cancel or revoke it.
•
Upon receipt of advance notice of a shareholder’s intent to submit a request for the redemption of shares of the Fund that the Adviser reasonably believes to be genuine, the Fund may place orders and trade out of portfolio instruments in order to generate additional cash or other liquid assets in order to pay the redemption, although it is not required to do so. If the shareholder that provided advance notice of the redemption request does not timely submit a redemption request in good order and the Fund holds uninvested cash intended to meet this redemption request, the Fund could incur additional trading costs when it re-invests the uninvested cash in portfolio instruments and could fail to benefit from investment opportunities if the portfolio instruments in which the uninvested cash would have been invested appreciate in value. If the Fund does not place orders until a redemption request in good order is received, the Fund may temporarily experience an increase in implied portfolio leverage as the amount of the Fund’s uninvested cash in excess of its obligations decreases, or the Fund’s portfolio positions may become more concentrated due to the time necessary to trade out of portfolio instruments to meet the redemption.
Timing of Redemption Proceeds. The Fund generally will transmit redemption proceeds on the next Business Day after receipt of your redemption request regardless of whether payment of redemption proceeds is to be made by check, wire, or Automatic Clearing House (“ACH”) transfer as described below under the heading “Payment of Redemption Proceeds.” However, the Fund reserves the right to delay payment for up to seven calendar days. If you recently made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received your payment. This confirmation process may take up to 10 days. The Fund may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the SEC orders the Fund to suspend redemptions or delay payment of redemption proceeds.
The Fund reserves the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.
Excessive and Short-Term Trading. The Fund is intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to the Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require the Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Fund.
The Board of Trustees has adopted policies and procedures that seek to discourage and deter excessive or short-term trading activities. These policies and procedures include the use of fair value pricing of international securities and periodic review of shareholder trading activity and provide the Fund with the ability to suspend or terminate telephone or internet redemption privileges and any exchange privileges. In addition, the Fund reserves the right to refuse any purchase or exchange request that, in the view of the Adviser, could adversely affect the Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive short-term trading, or any order that may be viewed as market-timing activity. With respect to the review of shareholder trading activity, the Fund has set and utilizes a set of criteria believed to serve as a preliminary indicator of market-timing and/or excessive short-term trading activity (referred to herein, as “Shareholder Criteria”) and reviews each account meeting this criteria. If, after review of these accounts, the transaction history of an account appears to indicate excessive short-term trading or market timing, the Fund will provide notice to the shareholder or the applicable intermediary to cease such trading activities and, when appropriate, restrict or prohibit further purchases or exchanges of shares for the account. In addition, if the transaction history of an omnibus account appears to indicate the possibility of excessive trading, short-term trading or market timing, the Fund or the Adviser may request underlying shareholder

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information from the financial intermediary associated with the omnibus account pursuant to Rule 22c-2 under the 1940 Act. Upon receipt of the underlying shareholder information from the financial intermediary, the Fund or the Adviser will review any of the underlying shareholder accounts meeting the Shareholder Criteria and if the transaction history of an underlying shareholder appears to indicate excessive trading, short-term trading or market timing, the Adviser may instruct the financial intermediary to restrict or prohibit further purchases or exchanges of Fund shares by the underlying shareholder.
Despite the Fund's efforts to detect and prevent abusive trading activity, there can be no assurance that the Fund will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts and other accounts traded through intermediaries, despite arrangements the Fund has entered into with the intermediaries to provide access to account level trading information. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Fund.
Other Policies
No Certificates. The issuance of shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing shares of the Fund.
Frozen Accounts. The Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
Small Account Policy. The Fund reserves the right, upon 60 days’ written notice to:
(A)
redeem, at NAV, the shares of any shareholder whose:
a)
with respect to Class N Shares, account with the Fund has a value of less than $1,000 in Class N Shares, other than as a result of a decline in the net asset value per share; or
b)
with respect to Class I Shares, account(s) across all AQR Funds has a value of less than $1,000 in the aggregate in Class I Shares, other than as a result of a decline in the net asset value per share; or
c)
with respect to Class R6 Shares, account has a value in the Fund of less than the minimum initial investment requirement described under “Investing With the AQR Funds—Investment Minimums,” other than as a result of a decline in the NAV per share, or
(B)
with respect to any Class R6 shareholder whose account has a value in the Fund of less than the minimum initial investment requirement described under “Investing with the AQR Funds – Investment Minimums,” other than as a result of a decline in the NAV per share, convert the shareholder’s Class R6 Shares, at NAV, to the lowest fee share class of the Fund for which the shareholder is then eligible.
(C)
permit an exchange for shares of another class of the same Fund if the shareholder requests an exchange in lieu of redemption in accordance with subparagraph (A) above.
This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder.
Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

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How to Buy Class N Shares, Class I Shares and Class R6 Shares
How to Buy Shares
You can open an account and make an initial purchase of shares of the Fund directly from the Fund or through certain financial intermediaries that have entered into appropriate arrangements with the Fund's Distributor.
To open an account and make an initial purchase directly with the Fund, you can mail a check or other negotiable bank draft (payable to AQR Funds) in the applicable minimum amount, along with a completed and signed Account Application, to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. You may also fax your completed Account Application to (866) 205-1499. To obtain an Account Application, call (866) 290-2688. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification number.
Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Fund will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.
You may also open an account or make an initial purchase directly with the Fund by wire transfer from your bank account to your Fund account along with mailing or faxing your completed Account Application as described above. To place a purchase by wire, please call (866) 290-2688 for more information.
After you have opened an account, you can make subsequent purchases of shares of the Fund through your financial intermediary or directly from the Fund, depending on where your account is established. To purchase additional shares directly from the Fund, you may do so by mail, wire or fax following the instructions described above.
Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in the Fund. The Fund has authorized certain financial intermediaries (such as broker-dealers, investment advisors or financial institutions) to accept purchase and redemption orders on behalf of the Fund. These financial intermediaries may, subject to compliance with applicable rules, regulations and guidance, charge their customers a commission, transaction fee or service fee. Your financial intermediary can provide you with information about these services and charges. You should read this prospectus in conjunction with any such information you receive.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Fund's post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Fund.
Automatic Investment Plan
The Fund offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in the Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (866) 290-2688 if you would like more information.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person that opens a new account:
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Name;
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Date of birth (for individuals);
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Residential or business street address (although post office boxes are still permitted for mailing); and
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Social Security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
eDelivery
eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Fund online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (866) 290-2688 or visit https://funds.aqr.com.

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How to Redeem Class N Shares, Class I Shares and Class R6 Shares
You may normally redeem your shares on any Business Day, i.e., any day during which the NYSE is open for trading. Redemptions of Class N Shares, Class I Shares and Class R6 Shares are priced at the NAV per share next determined after receipt of a redemption request in good order by the Transfer Agent, the Fund or an authorized agent of the Fund. A financial intermediary may, subject to compliance with applicable rules, regulations and guidance, charge its customers a commission, transaction fee or service fee in connection with redemptions, and will have its own procedures for arranging for redemptions of the Fund's shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
None of the Fund, the Adviser, the Distributor and the Transfer Agent of the Fund, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine, subject to applicable law. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.
By Telephone
You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to the Fund in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Mail
To redeem by mail, you must send a written request for redemption to the Fund, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. The Fund's Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; (2) the redemption check is mailed to the shareholder(s) at the address of record; (3) an application is on file with the Transfer Agent; and (4) the proceeds of the redemption are $100,000 or less. The Transfer Agent cannot send an overnight package to a post office box.
By Fax
You may redeem your shares by faxing a written request for redemption to (866) 205-1499. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Systematic Withdrawal
You may elect to have monthly electronic transfers ($250 minimum) made to your bank account from your Fund account. Your Fund account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the Business Day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.
Retirement Accounts
To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Fund. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.
Payments of Redemption Proceeds
Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be on the next Business Day after receipt of a valid request for redemption regardless of whether payment of redemption proceeds is to be made by check, wire, or ACH transfer. The Fund reserves the right to delay payment for up to seven calendar days. The Fund may temporarily

AQR Funds–Prospectus33
stop redeeming shares or delay payment of redemption proceeds for more than seven calendar days when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the SEC orders the Fund to suspend redemptions or delay payment of redemption proceeds.
At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 10 days or more. The Fund intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer.
Generally, all redemptions will be in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents. The Fund may also determine to sell portfolio assets to meet such requests. On a less regular basis, the Fund may satisfy redemption requests by accessing a bank line of credit, participating in an interfund lending program or using other short-term borrowings from the Fund's custodian (if permitted by the custodian). These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90 day period for any one shareholder of record. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities, provided that, among other things, the requested redemption is for an amount greater than 5% of the Fund’s NAV as of the redemption date. Additionally, the Fund may pay, wholly or partly, redemption proceeds by a distribution in kind of marketable securities at the request of the shareholder or with the shareholder’s consent. The Fund reserves the right to pay in-kind redemptions through distributions of (i) securities comprising a pro rata portion of the Fund’s securities holdings, (ii) individual securities and/or (iii) baskets of securities. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. While the Fund does not expect to routinely use redemptions in kind, the Fund may pay redemption proceeds in kind during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions.
By Check
You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to the Fund, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.
By ACH Transfer
If your bank account is ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.
By Wire Transfer
You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Fund Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Fund prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Fund reserves the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 10 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to the Fund, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 may be charged by the Fund.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Fund's post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Fund.

AQR Funds–Prospectus34
How to Exchange Class N Shares, Class I Shares and Class R6 Shares
You may exchange shares of the Fund for any class of shares of another series of the Trust (each, a "Series"), provided that you meet all eligibility requirements for investment in the particular class of shares. See “Investing with the AQR Funds” in this prospectus for more details. Exchanges may be made on any day during which the NYSE is open for trading.
Exchanges are priced at the NAV per share next determined after receipt of an exchange request in good order by the Transfer Agent, the Fund or an authorized financial intermediary or other agent of the Fund. A financial intermediary may, subject to compliance with applicable rules, regulations and guidance, charge its customers a commission, transaction fee or service fee in connection with exchanges, and will have its own procedures for arranging for exchanges of the Fund's shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
An exchange of shares of the Fund for shares of another Series is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should talk to your tax advisor before making an exchange.
None of the Fund, the Adviser, the Distributor and the Transfer Agent of the Fund, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine, subject to applicable law.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone exchanges believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction and verifying the account name.
Always be sure to read the prospectus of the Fund or Series into which you are exchanging shares. To receive a current copy of the Fund’s or Series’ prospectus, please call (866) 290-2688 or visit https://funds.aqr.com.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Fund's post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Fund.
Restrictions
•
If you bought shares through a financial intermediary, contact your financial intermediary to learn which Series and share classes your financial intermediary makes available to you for exchanges.
•
Exchanges may be made only between accounts that have identical registrations.
•
Not all Series offer all share classes.
•
You will generally be required to meet the minimum investment requirement for the class of shares into which your exchange is made.
•
Your exchange will also be subject to any other requirements of the Fund, Series or share class into which, or from which, you are exchanging shares, including the imposition of sales loads and/or subscription or redemption fees (if applicable).
•
The exchange privilege is not intended as a vehicle for short-term trading. The Fund or Series may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.
•
The Fund and each Series reserve the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s or Series’ (as applicable) shareholders to do so.
By Telephone
Contact your financial intermediary or, if you purchased your shares directly from the Fund, you may exchange your shares by telephone if you choose that option on your Account Application by calling (866) 290-2688. If you did not originally select the telephone option, you must provide written instructions to the Fund in order to add this option.
By Mail
Contact your financial intermediary or, if you purchased your shares through the Transfer Agent, you must send a written request for exchange to the Fund at the following address:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248

AQR Funds–Prospectus35
By Systematic Exchange Plan
You may be permitted to schedule automatic exchanges of shares of the Fund for shares of other Series available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:
•
Exchanges may be made monthly.
•
Each exchange must meet the applicable investment minimums for automatic investment plans (see “How to Buy Class N Shares, Class I Shares and Class R6 Shares”).
For more information, please contact your financial intermediary or the Fund.
The Fund also reserves the right to permit exchanges of shares of the Fund for shares of another class of the same Fund.

AQR Funds–Prospectus36
Rule 12b-1 Plan (Class N Shares)
The Board of Trustees has adopted a Rule 12b-1 Plan with respect to the Fund’s Class N Shares. The Rule 12b-1 Plan provides that the distribution fee payable is up to 0.25% annually of the Fund’s average daily net assets for Class N Shares. The Rule 12b-1 Plan permits the Fund to make payments for distribution (i.e., activities designed to result primarily in the sale of the Fund's Class N Shares) and/or administrative activities related to Class N Shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Certain Additional Payments
The Fund and/or the Adviser also enter into agreements with certain intermediaries under which Class I or Class N Shares of the Fund makes payments to the intermediaries in recognition of the avoided transfer agency costs to the Fund associated with the intermediaries’ maintenance of customer accounts or in recognition of the services provided by intermediaries through mutual fund platforms. Payments made out of the Fund under such agreements are generally based on either (1) a percentage of the average daily net asset value of the customer shares serviced by the intermediary, up to a set maximum, or (2) a per account fee assessed against each account serviced by such intermediary, up to a set maximum. These payments are in addition to other payments described in this prospectus such as the Rule 12b-1 Plan.
The Adviser (or an affiliate) makes additional payments out of its own resources to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Adviser in connection with the sale or distribution of the Fund’s shares and/or the administration of shareholder accounts. Such payments may be made with respect to any share class of the Fund. The Adviser selects the intermediaries to which it or its affiliate makes payments. These additional payments to intermediaries, which are sometimes referred to as “revenue sharing” payments, may represent a premium over payments made by other fund families, and investment professionals have an added incentive to sell or recommend the Fund or a share class of the Fund over others offered by competing fund families. Ask your investment professional for more information.
In certain circumstances, to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations, the Adviser makes other payments to broker-dealers and/or financial intermediaries that make the Fund available for sale to their clients.

AQR Funds–Prospectus37
Distributions and Taxes
Distributions
The Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. The Fund expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.
All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from the Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares. A distribution check will only be issued for a payment greater than $25.00. A distribution will automatically be reinvested in shares of the Fund generating the distribution if the distribution is under $25.00. An uncashed distribution check will be canceled and the proceeds will be reinvested at the then current NAV, for a shareholder that chooses to receive a distribution in cash, if a distribution check: (1) is returned and marked as “undeliverable” or (2) remains uncashed for six months after the date of issuance. If a distribution check is canceled and reinvested, the shareholder’s account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on an uncashed distribution check.
Taxes
The following is a discussion of certain U.S. federal income tax considerations as they relate to distributions paid to you by the Fund and the sale or exchange of your Fund shares. It is not intended to be a full discussion of income tax laws and does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions; therefore we recommend you consult your tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. Unless otherwise noted, the tax information below assumes you are a U.S. citizen or resident.
Sales. When you redeem or otherwise dispose of Fund shares, you will generally recognize capital gain or loss in the amount of the difference between the adjusted tax basis of your shares and the redemption proceeds, assuming that you hold the shares as capital assets. Such capital gain or loss would be long-term if the holding period exceeds one year and short-term if the holding period is one year or less, except any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares.
Exchanges. If you exchange your shares of the Fund for shares of another class of the same Fund, it will not be considered a taxable event and should not result in capital gain or loss. If you exchange your shares of the Fund for shares of another series of the Trust, it will be considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.
Cost Basis Reporting. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, the Fund is required to report annually on Form 1099-B the gross proceeds of all Fund shares sold or redeemed. In addition to gross proceeds, the Fund is also required to report the cost basis of Fund shares sold or redeemed that were purchased on or after January 1, 2012. The cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund to use a different methodology. If your account is held through a third party intermediary, you will need to contact your account representative with respect to the cost basis reporting methods available to you.
The cost basis information you receive may not include certain additional basis, holding period or other adjustments required for federal income tax purposes. Therefore you should consult with your tax advisor to properly calculate gain or loss on the sale or redemption of Fund shares.
Distributions. Distributions are subject to federal income tax and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions may also be taxed by the country in which you reside. Distributions from net investment income and net short-term capital gain are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you held your Fund shares. Fund distributions paid to you are taxable whether received in cash or reinvested in additional Fund shares, unless your Fund shares are held in an individual retirement account or other tax-deferred account. These accounts are subject to complex tax rules; therefore, it is recommended that you consult your tax advisor about their applicability to your investment.
Distributions paid from long-term capital gains are generally taxed to non-corporate shareholders at either 15% or 20%, depending upon whether their taxable income exceeds certain threshold amounts. Distributions that are designated as “qualified dividend income” are generally taxed to non-corporate shareholders at long-term capital gain rates assuming that the relevant Fund shares are held for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date and certain other conditions are met.
An additional 3.8% Medicare contribution tax is imposed on net investment income, including, among other items, interest, dividends, and net gain, of U.S. individuals, estates and trusts that exceeds certain threshold amounts.

AQR Funds–Prospectus38
Investment income earned by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund pays nonrefundable taxes to foreign countries during the year, the taxes will be deductible against the Fund’s taxable income. However, if the Fund qualifies for and makes a special election, such foreign taxes paid by the Fund will be included as an amount deemed distributed to you as taxable income, and you may be able to claim an offsetting credit or deduction on your tax return for your share of these foreign taxes.
Purchasing the Fund’s shares in a taxable account shortly before a distribution is paid by the Fund is sometimes called “buying into a distribution.” You will be fully taxed on the distribution even though the distribution reflects a return of a portion of your recent investment.
Backup Withholding. You must furnish to the Fund your social security or other taxpayer identification number to avoid federal income tax backup withholding on dividends, distributions and redemption proceeds. The Fund is required to withhold tax, based on the applicable backup withholding rate, from your taxable distributions and redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.
Other Information. The Fund is required to withhold a 30% U.S. tax on dividend payments made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.

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AQR Funds–Prospectus40
Financial Highlights
The Fund has not commenced operations as of the date of this prospectus. As a result, no financial performance information for the Fund is available.

AQR Funds–Prospectus41
Glossary of Terms
The following is a glossary of terms used throughout this prospectus and their definitions. This glossary is set forth solely for reference purposes. The terms summarized or referenced in this glossary are qualified in their entirety by the prospectus itself.
1940 Act	the Investment Company Act of 1940, as amended
Adviser	AQR Capital Management, LLC
Advisory Agreement	the investment advisory contracts under which the Adviser serves as investment adviser to the Fund
Board of Trustees	the Board of Trustees of the AQR Funds or any duly authorized committee thereof, as permitted by applicable law
Business Day	each day during which the NYSE is open for trading
Distributor	ALPS Distributors, Inc.
Good order	a purchase, exchange or redemption order is in “good order” when the Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents
IRS	the Internal Revenue Service
MSCI World Index	the MSCI World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada
Mutual fund	an investment company registered under the 1940 Act that pools the money of many investors and invests it in a variety of securities in an effort to achieve a specific objective over time
NAV	the net asset value of a particular Fund
Non-Interested Trustee	a trustee of the Trust who is not an “interested person” of the Trust, as defined in the 1940 Act
NYSE	the New York Stock Exchange
Rule 12b-1 Plan	a plan pursuant to Rule 12b-1 under the 1940 Act, which permits the Fund to pay distribution and/or administrative expenses out of fund assets
SEC	U.S. Securities and Exchange Commission
Total return	the percentage change, over a specified time period, in a mutual fund’s NAV, assuming the reinvestment of all distributions of dividends and capital gains
Transfer Agent	ALPS Fund Services, Inc.
Trust	AQR Funds, a Delaware statutory trust
Volatility	a statistical measure of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk

You may wish to read the Statement of Additional Information for more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.
You may obtain free copies of the Fund’s Statement of Additional Information, request other information, and discuss your questions about the Fund by writing or calling:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248
(866) 290-2688
The requested documents will be sent within three Business Days of your request.
You may also obtain the Fund's Statement of Additional Information, along with other information, free of charge, by visiting the Fund's Web site at https://funds.aqr.com.
Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at sec.gov. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.
Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the reporting period.
AQR Funds
Investment Company Act File No.: 811-22235

Privacy Notice
AQR is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates, and in certain instances unaffiliated third parties as discussed below. If we change our information practices, we will provide you with notice of any material changes.
What We do to Protect Your Personal Information
We protect personal information provided to us according to strict standards of security and confidentiality. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of personal information and need to access this information to do their job, to have access to this information.
Personal Information that We Collect and May Disclose
We may obtain nonpublic personal information about you from the following sources:
•
information we receive from you on subscription applications or other forms, such as your name, address, telephone number, social security number, occupation, assets and income;
•
information about your investment transactions; and
•
information from public records we may access in the ordinary course of business.
We may disclose the above nonpublic personal information to our affiliates and we restrict access to those employees, officers and agents of us and our affiliates who need to know that information in order to provide the applicable services.
When We May Disclose Your Personal Information to Unaffiliated Third Parties
We will only share your personal information we collect with unaffiliated third parties:
•
at your request;
•
for everyday business purposes, such as to process transactions and to maintain and service accounts (unaffiliated third parties in this instance may include, but are not limited to, service providers such as distributors, administrators, custodians, accountants, attorneys, broker-dealers and transfer agents, and other parties);
•
with companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them;
•
when permitted or required by law to disclose such information to appropriate authorities; or
•
to comply with laws, rules and other applicable legal requirements, to comply with a legal investigation or to respond to judicial process or government regulatory authorities or other purposes as authorized by law.
We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law and regulation.
What We do with Personal Information about Our Former Customers
If you decide to discontinue doing business with us, we will continue to adhere to this privacy notice, as amended, with respect to the information we have in our possession about you and your account following the termination of our relationship.
Applicable AQR Affiliates
This privacy notice applies to investment and shareholder services offered by AQR Capital Management, LLC, CNH Partners, LLC, AQR Investments, LLC, and AQR-advised mutual funds that are series of AQR Funds.
In the event that you hold shares of an AQR-advised fund through an unaffiliated financial intermediary, including, but not limited to, a third-party broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how the financial intermediary handles and shares your non-public personal information.

This Privacy Notice
This privacy notice supersedes any of our previous notices relating to the information you disclose to us.

AQR Funds
P.O. Box 2248, Denver, CO 80201-2248
p: +1.866.290.2688 | w: https://funds.aqr.com

AQR Funds
Statement of Additional Information
AQR Sustainable Long-Short Equity Carbon Aware Fund
December 15, 2021
Two Greenwich Plaza
Greenwich, CT 06830
(866) 290-2688
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the AQR Sustainable Long-Short Equity Carbon Aware Fund (the “Fund”) dated December 15, 2021 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (“SEC”) and can be obtained, without charge, by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248 or calling the telephone number given above. This SAI is incorporated by reference in its entirety in the Prospectus. Copies of the Prospectus, SAI and the most current annual and semi-annual reports, when available, may be obtained without charge by writing the address or calling the phone number shown above.
Fund	Ticker Symbol
AQR Sustainable Long-Short Equity Carbon Aware Fund
Class N	QNZNX
Class I	QNZIX
Class R6	QNZRX

AQR Funds–Statement of Additional Information

AQR Funds–Statement of Additional Information

AQR Funds–Statement of Additional Information2
Statement of Additional Information
AQR Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 4, 2008, and is currently composed of thirty-four series including, in part: AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Diversifying Strategies Fund, AQR Equity Market Neutral Fund, AQR Macro Opportunities Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Multi-Asset Fund, AQR Style Premia Alternative Fund, AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style Fund, AQR International Multi-Style Fund, AQR Emerging Multi-Style II Fund, AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR International Momentum Style Fund, AQR Large Cap Defensive Style Fund, AQR International Defensive Style Fund, AQR Global Equity Fund, AQR International Equity Fund, AQR Core Plus Bond Fund and AQR High Yield Bond Fund. Each series of the Trust has distinct investment objectives and strategies. This SAI relates only to the AQR Sustainable Long-Short Equity Carbon Aware Fund, which has a fiscal year-end of December 31.
Much of the information contained in this SAI expands on subjects discussed in the Fund’s Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus. All terms defined in the Prospectus have the same meaning in the SAI.
Securities, Investment Strategies and Related Risks
The following descriptions supplement the description of the investment objective, strategies and related risks of the Fund as set forth in the Prospectus.
Subject to the investment policies and restrictions as described in the Prospectus and in this SAI, the descriptions that follow indicate the investment types and strategies in which the Fund may invest and the investment risks to which the Fund may be exposed. The Fund may have exposure to the following securities or pursue any of the following investment strategies. The information below does not describe every type of investment, technique or risk to which the Fund may be exposed.
Borrowing and Leverage
The Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Borrowing has a leveraging effect because it tends to exaggerate the effect on the Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.
The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts or swap agreements), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by the Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The value of the Fund’s holdings in such instruments are marked-to-market daily

AQR Funds–Statement of Additional Information3
to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.
Interfund Borrowing and Lending
The SEC has issued an exemptive order permitting the Fund to participate in an interfund lending program. This program allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no Fund may borrow or lend money through the program unless it receives a more favorable rate than is typically available for comparable borrowings from a bank or investments in U.S. Treasury bills, respectively, (2) no Fund may lend money if the loan would cause its aggregate outstanding loans through the interfund lending program to exceed 15% of its net assets at the time of the loan, and (3) the Fund’s interfund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. In addition, the Fund may participate in the interfund lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one business day’s notice and may be repaid on any day. A borrowing Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The interfund lending program is subject to the oversight and periodic review of the Trust’s board of trustees (the “Board of Trustees” or the “Board”).
The Fund is not required to borrow money under the interfund lending program and may borrow under other arrangements, including the existing bank line of credit, for temporary or emergency purposes. This could result in the Fund borrowing money at a higher interest rate than it would have received under the interfund lending program.
Cash Management/Temporary Investments
The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.
The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, regulatory or other conditions. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.
Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.
Depositary Receipts
The Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Thailand Non-Voting Depositary Receipts (“NVDRs”). ADRs, EDRs, GDRs and NVDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign

AQR Funds–Statement of Additional Information4
securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs, GDRs and NVDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications.
Emerging Markets Investments
The Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.
Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other more developed securities markets. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. Differences in the regulatory, accounting, auditing, financial reporting and recordkeeping standards in emerging markets could impede the Adviser's ability to evaluate local companies and could impact the Fund's performance.
Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States and other more developed nations. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.
Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Investments in China A-shares
The Fund may invest in equity securities of companies domiciled in the People’s Republic of China (“PRC”) that are listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-shares”). Historically, foreign investors have been restricted from investing in China A-shares, other than through a license granted under regulations in the PRC that permits investment in China A-shares only up to a specified quota. In November 2014, Hong Kong Exchanges and Clearing Limited (“HKEx”), the Shanghai Stock Exchange and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) launched the Shanghai-Hong Kong Stock Connect program, an investment channel that established cross-border, mutual stock market access. The Shenzhen-Hong Kong Stock Connect program (together with the Shanghai-Hong Kong Stock Connect program, “Stock Connect”) launched in 2016. Stock Connect provides foreign investors, such as the Fund, access to invest in China A-shares through their brokers in Hong Kong without obtaining a license.
Investments in Chinese securities involve the risks of investing in emerging markets, which may include an authoritarian government, nationalization or expropriation of private assets, less developed markets and currency devaluations. China A-shares are settled only in Renminbi (“RMB”), which may subject the Fund to the risk of currency fluctuations. Trading on the Shanghai Stock Exchange and the Shenzhen Stock Exchange is also subject to daily price limits. Orders for China A-shares may not vary from the previous day’s closing price by more than 10%. There can be no assurance that a liquid market will exist for any particular China A-share.

AQR Funds–Statement of Additional Information5
Investments through Stock Connect may be subject to additional risks. Stock Connect recently launched and regulations governing access to and use of Stock Connect are untested. The regulations are subject to change and there is no certainty as to how the regulations will be applied or interpreted. Regulators in the PRC or Hong Kong may issue additional regulations that impact a foreign investor’s ability to transact in China A-shares through Stock Connect, which regulations may adversely impact the Fund. Investments in China A-shares through Stock Connect are subject to Chinese securities regulations and listing rules. Securities regulations implemented in the PRC and Hong Kong differ significantly and trading through Stock Connect may give rise to issues based on these differences. Different fees, costs and taxes are imposed on foreign investors acquiring China A-shares through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”), and ChinaClear are responsible for the clearing, settlement and the provision of depository, nominee and other related services for trades initiated by investors in their respective markets. China A-shares purchased by a foreign investor through Stock Connect are held in an omnibus account registered in the name of HKSCC, as nominee on behalf of investors. The nature and rights, and methods of enforcing any rights, of the Fund as beneficial owner of China A-shares held through HKSCC as nominee are not well-defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Fund under PRC law is also uncertain. In the event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the China A-shares may not be regarded as held for the beneficial ownership of the Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the China A-shares held in its omnibus stock account at ChinaClear, ChinaClear as the share registrar for China A-shares will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such China A-shares. HKSCC monitors the corporate actions affecting China A-shares and keeps participants of HKEx’s Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant listed company.
The Fund’s investments in China A-shares through Stock Connect are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since the Fund is carrying out trading in China A-shares through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.
Trading through Stock Connect may only be done on days when both PRC and Hong Kong markets are open for trading and when banking services in both markets are available on the corresponding settlement days. If either market is closed, the Fund will not be able to buy or sell China A-shares through Stock Connect in a timely manner. Therefore, an investment in China A-shares through Stock Connect may subject the Fund to the risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Additionally, same day trading in China A-shares is not permitted. China A-shares will settle on the trade date (T), with cash settlement on the following day (T+1). An investor transacting in China A-shares must have a cash amount not less than the purchase price, or a number of shares not less than the size of the sell order, in its brokerage account on the day prior to the trade date. If an investor does not have sufficient funds or shares in its account, the investor’s buy or sell order will be rejected. The Hong Kong Stock Exchange conducts pre-trading checks to ensure compliance with these requirements.
Foreign investors trading China A-shares through Stock Connect are not subject to any individual investment quotas on trading activity, but are subject to daily quotas on the level of all trading activity through Stock Connect on a “net buy” basis. The Hong Kong Stock Exchange tracks daily trading activity in China A-shares through Stock Connect in real time. If trading activity on any given day exceeds the daily quota, buy orders will not be accepted for the rest of that trading day, unless cancellation orders result in a positive daily quota balance during the trading day. Investors may continue to sell China A-shares or input order cancellation requests after the daily quota has been exceeded. The investment quotas may restrict the Fund from investing in China A-shares on a timely basis, which could adversely affect the Fund’s ability to effectively pursue its investment strategy, and such quotas are subject to change.
China A-shares purchased through Stock Connect may only be sold through Stock Connect and are not otherwise transferable. China A-shares designated as eligible for trading through Stock Connect may lose such designation at any time, and thereafter may be sold, but not purchased, through Stock Connect. Moreover, since all trades of eligible China A-shares through Stock Connect must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

AQR Funds–Statement of Additional Information6
Equity Securities
The Fund, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities (PIPEs), depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.
The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.
Exchange-Traded Funds (“ETFs”)
The Fund, subject to its investment strategies and policies, may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Tracking error, the divergence of an ETF’s performance from that of its underlying index, may arise due to imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. The Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.
Exchange Traded Notes (“ETNs”)
The Fund may invest in ETNs. ETNs are generally notes representing debt of an issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, levels of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential returns, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite there being no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the unavailability or limited nature of a secondary market. The Fund could lose some or all of the amount invested in an ETN.
Foreign Investments
The Fund, subject to its investment strategies and policies, may invest, either directly or via exposure through a derivative instrument, in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”

AQR Funds–Statement of Additional Information7
Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; repercussions of, or retaliatory measures resulting from, sanctions imposed by other nations and/or supranational entities; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.
Foreign Exchange Risk and Currency Transactions
The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of the Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as over-the-counter (“OTC”) derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”). The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank Act regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by the Fund in forward foreign currency contracts excluded by the Treasury Department is not subject to the CFTC regulations to which trading in other forward foreign currency contracts is subject.
Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an OTC trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

AQR Funds–Statement of Additional Information8
Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund’s performance may be adversely affected as the Adviser may be incorrect in its forecasts of market value and currency exchange rates.
Forwards, Futures, Swaps and Options
As described below, the Fund may purchase and sell in the U.S. or abroad futures contracts, forward contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, the Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with the Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.
The Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge the Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund’s exposure to the securities market.
Special Risk Factors Regarding Forwards, Futures, Swaps and Options
Transactions in derivative instruments (e.g., futures, options, forwards, and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities or commodities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.
The Fund’s use of swaps, futures contracts, options, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be enhanced; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments to obtain enhanced exposure will enable the Fund to achieve its investment objective.
The Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund’s assets.
OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Further, under certain circumstances commodity exchanges or regulators may impose limits that are lower than current open equity in a given futures contract, such limit changes have the potential to cause liquidation of positions and may adversely affect the Fund. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.
Regulations adopted by prudential regulators will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain

AQR Funds–Statement of Additional Information9
types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.
The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to the Fund.
Regulatory Matters Regarding Forwards, Futures, Swaps and Options
The Fund is subject to regulation by the CFTC as commodity pools and the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”). The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.
In October 2020, the CFTC approved a final rule amending regulations of speculative position limits to conform with certain Dodd-Frank amendments to the Commodity Exchange Act. The CFTC adopted new and amended federal spot month position limits for derivatives contracts associated with 25 physical commodities, and amended single-month and all-months-combined federal limits for most of the agricultural contracts currently subject to federal position limits. Under the final rule, federal non-spot month position limits were not extended to the sixteen new physical commodities. These federal position limits apply to "economically equivalent swaps," which are swaps with materially identical contractual specifications, terms and conditions as a referenced contract.
The new rules also modify the bona fide hedge exemption by expanding from six to eleven the number of self-effectuating enumerated bona fide hedges and by liberalizing the terms of some existing enumerated hedges. The final rules include an expedited review and approval regime for market participants to exceed federal position limits for non-enumerated bona fide hedging transactions or positions. In addition, the final rules adopt a “spread transaction” exemption, which is self-effectuating for federal position limit purposes.
Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser (or an adviser that is an affiliate of the Fund's Adviser). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Forward Contracts
A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to the Fund. To the extent the Fund engages in forward contracts to generate return, the Fund will be subject to these risks.
Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.
Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, the Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, the Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, the Fund may lose money on the transaction.
Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.
Futures Contracts
U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The Fund may also invest in volatility index futures contracts and non-U.S. futures contracts.

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There are several risks in connection with the use of futures by the Fund. In the event futures are used by the Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.
To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.
Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.
Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements (as described below). Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
The Fund may also use futures to attempt to gain exposure to a particular market, index, security, commodity or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which the Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means the Fund may lose money.
The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes).
Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures

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contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.
Stock Index Futures
The Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.
Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.
Futures Contracts on Securities
The Fund may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. The Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.
Volatility Index Futures
The Fund may take long and short positions in volatility index futures. A volatility index generally attempts to reflect the projected future volatility of a specific market index by calculating the average price of listed options on the specific market index. For example, the Fund may invest in futures on the CBOE Volatility Index, which is designed to estimate the expected volatility of the S&P 500 Index over a 30-day period pursuant to a calculation based on the midpoint of bid and ask quotes for options on the S&P 500 Index.
The prices of options on market indices have tended to increase during periods of heightened volatility in the underlying market and decrease during periods of greater stability in the underlying market, which would result in increases or decreases, respectively, in the level of the volatility index. Investments in volatility index futures are subject to the risk that the Fund is incorrect in its forecast of volatility for the underlying index, and may have the potential for unlimited loss. To the extent the Fund purchases and sells volatility index futures, the Fund will be exposed to increased levels of volatility.
Swap Agreements
The Fund may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security or commodity prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the

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return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.
Some swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff guidance.
Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, whether in respect of periodic payments or margin, the Fund must be prepared to make such payments when due.
The Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Adviser may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may also be considered to be illiquid. If such instruments are determined to be illiquid, then the Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Global regulatory changes could adversely affect the Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Act in the U.S., and the European Market Infrastructure Regulation (“EMIR”) in the European Union (among others), grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the European Union) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to disclosure, trade processing, trade reporting, margin and registration requirements. Under the Dodd-Frank Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of other investment companies in which the Fund invests generally may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. The implementation of these margin requirements with respect to OTC swaps, as well as the other types of regulations described above and other global regulatory initiatives, could adversely impact the Fund by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that the Fund trades. Other potentially adverse regulatory obligations can develop suddenly and be imposed without notice.
Swaps on Equities, Currencies, Commodities and Futures
The Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.
Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when the Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock

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(or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.
Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.
Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to the swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Fund's current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act.
Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.
Total Return and Interest Rate Swaps
In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.
Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.
Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
Combined Transactions
The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts, multiple interest rate transactions and multiple swap transactions, and any combination of options, futures, currency, interest rate, and swap transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Hedging Transactions
The Adviser, from time to time, employs various hedging techniques.
The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

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Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.
Illiquid and Restricted Investments
Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid investments as soon as reasonably practicable in accordance with the Fund’s written liquidity risk management program.
Repurchase agreements not entitling the holder to payment of principal in seven days, and certain “restricted securities” may be illiquid. A security is restricted if it is subject to contractual or legal restrictions on resale to the general public. A liquid institutional market has developed, however, for certain restricted securities such as repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Thus, restrictions on resale do not necessarily indicate a lack of liquidity for the security. For example, if a restricted security may be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), or another exemption from registration under such Act, the Adviser may determine that the security is not illiquid, in accordance with the Fund’s liquidity risk management program. With other restricted securities, however, there can be no assurance that a liquid market will exist for the security at any particular time. The Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. Such holdings may be deemed to be illiquid.
To enable the Fund to sell restricted securities not registered under the 1933 Act, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. Securities having contractual restrictions on their resale might limit the Fund’s ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.
In addition to the above, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Loans of Portfolio Securities
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet certain minimum required collateral levels for the type of loaned security. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.
The Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in.” The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser will call a loan in anticipation of any important vote.

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The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, which could result in Fund losses as well as regulatory consequences, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Securities lending will be conducted by a securities lending agent approved by the Trust’s Board of Trustees. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Fund will only enter into loan arrangements with borrowers on the approved list.
Margin Deposits and Cover Requirements
Margin Deposits for Futures Contracts
Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.
Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures
The Fund will comply with regulatory guidance and interpretations with respect to coverage of forwards, futures, swaps and options. In certain instances, these require segregation or “ear marking” by the Fund of cash or liquid securities on its books and records or with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
For example, with respect to a futures contract that is cash settled, the Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not settle in cash (a physically settled futures contract), the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. For asset segregation purposes, physically settled futures contracts (and written options on such contracts), physically settled forward contracts and other applicable securities and instruments that settle physically will be treated as cash settled when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. Use of this contractual off-setting approach exposes the Fund to counterparty risk. See also “Counterparty Risk” in the Fund’s Prospectus. It also expands the ability of the Fund to use futures and forwards, which involve additional risk. See also “Forwards, Futures, Swaps and Options—Special Risk Factors Regarding Forwards, Futures, Swaps and Options,” “Forwards, Futures, Swaps and Options—Forward Contracts,” “Forwards, Futures, Swaps and Options—Futures Contracts,” “Forwards, Futures, Swaps and Options—Stock Index Futures,” and “Forwards, Futures, Swaps and Options—Futures Contracts on Securities” above.
In October 2020, the SEC adopted a new rule that eliminates these cover requirements. The rule will mandate that the Fund implement a derivatives risk management program that provides for specific items as required by the rule, including compliance with a specific VaR based limit on leverage risk. The Fund will not be required to comply with the new rule until August 19, 2022.

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Market Disruption Risk
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, extreme weather and climate-related events, public health crises, spread of infectious illness and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies, individual companies and markets, and may have significant adverse direct or indirect effects on the Fund and its investments. The impact may be short-term or may last for an extended period. Such events include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain.
The global outbreak of COVID-19 has created enormous, unprecedented economic and social uncertainty throughout the world. The ultimate impact of the COVID-19 outbreak (or of any future pandemic, epidemic or outbreak of a contagious disease) is difficult to predict, but COVID-19 and the reactions to it have already had dramatic adverse effects on global, national and local economies and on financial markets, and there is a significant likelihood that that negative impact will persist for an extended period. Disruptions to commercial activity across economies due to the imposition of quarantines, remote working policies, “social distancing” practices and travel restrictions and/or failures to contain the outbreak despite these measures, could materially and adversely impact the Fund’s investments, both in the near- and long-term in a variety of industries and regions or globally. Similar disruptions have occurred, and may continue to occur, in respect of the Fund’s service providers and counterparties (including providers of financing).
A market disruption, such as COVID-19, could adversely affect the Fund’s performance, the value and liquidity of the instruments in which the Fund invests, disrupt the availability of financing and may lead to losses on your investment in the Fund. A market disruption may disturb historical pricing relationships or trends that certain strategies and models are based on, resulting in losses to the Fund. Similarly, the responses of governments, regulators and exchanges to a market disruption may be inadequate to limit the outbreak’s spread or to mitigate its impact on any nation’s economy or the global economy. In addition, these responses could have adverse effects, intended and unintended, on market structures and on the overall, long-term performance of markets which could adversely impact the Fund’s ability to implement certain strategies or manage the risk of outstanding positions. For example, in response to the COVID-19 outbreak, some regulators have permitted the delay in the public reporting of financial information, and numerous exchanges have implemented trading suspensions or restrictions on short selling. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Mid-Cap Securities Risk
The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Momentum Style Risk
Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund using a momentum strategy may suffer.
Net Zero Carbon Target Risk
The ability of the Fund to achieve its net zero carbon target will be subject to the Adviser’s ability to correctly assess the carbon emissions of the companies to which the Fund has exposure and the relative performance of the investments in the portfolio. Since the carbon emissions of companies will likely change as the regulatory environment, public sentiment and markets change or time passes, the success of the Fund’s net zero carbon strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute long and/or short positions in an efficient and timely manner. Moreover, the Adviser’s methodology for assessing the Fund’s carbon emissions exposure may differ from the methodology used by others. Furthermore, the Adviser’s methodology for measuring carbon emissions of a company or the net carbon exposure of the Fund may not comport with an investor’s assessment of either due to a variety of reasons, including, but not limited to, use of different carbon emission data sources and differing views on how net zero carbon exposure is achieved. The Adviser’s methodology for calculating the Fund’s carbon emissions exposure could prove to be imperfect or may not achieve its intended results.
Portfolio Risk
The Fund is subject to investment management risk, which is the risk that the Adviser's investment process, techniques and analyses do not achieve their desired results and the securities or other financial instruments selected for the Fund will result in returns that are inconsistent with the Fund's investment objective. The Fund is subject to limitations on aggregate and/or portfolio level ownership interest across certain companies, commodities and sectors, arising from statutory, regulatory, self-regulatory organization requirements or company ownership restrictions. Furthermore, legislative, regulatory or tax developments affect the Adviser's investment techniques and/or opportunities in connection with managing the Fund's assets and can also adversely impact the ability of the Fund to achieve its investment objectives.

AQR Funds–Statement of Additional Information17
Regulatory Limitations on Adviser Activity
Various laws, rules, regulations and corporate requirements impose regulatory filing and/or other compliance obligations based on meeting, exceeding or falling below certain ownership or voting thresholds in publicly traded securities or engaging in certain other securities transactions such as short sales. Compliance with such filing and/or other requirements may result in additional costs to the Fund, the Adviser and/or their affiliates. In certain circumstances, the Adviser, on behalf of the Fund, will limit certain or all purchases or sales (including short sales), sell existing investments, or otherwise restrict, forgo, or limit the exercise of rights when the Adviser, in its sole discretion, deems it appropriate in light of potential operational costs, regulatory or corporate restrictions on ownership, voting rights, or other consequences resulting from reaching or exceeding the applicable threshold. Such limitations can be applied to securities, derivative instruments or other assets or instruments, including but not limited to, futures, options, or swaps. The imposition of the types of restrictions noted above will, in certain circumstances, adversely affect the Fund's performance.
In addition, countries or regulators may restrict or prohibit investments in specific issuers with little or no prior notice. For example, in November 2020 the President of the United States signed an executive order prohibiting U.S. persons from purchasing or investing in certain Chinese issuers. Such sudden restrictions or prohibitions on investments in specific issuers may force the Fund to sell, or otherwise not participate in, certain investments, which could adversely affect the Fund’s ability to achieve its investment objective.
REITs
In pursuing its investment strategy, the Fund may invest in shares of real estate investment trusts (“REITs”). REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Recently enacted tax legislation permits a direct non-corporate REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, and regulations provide a mechanism for a regulated investment company to pass through to its shareholders the special character of this income. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income.” Therefore, the tax rate applicable to that portion of the dividend income attributable to ordinary REIT dividends received by the Fund will be taxed at a higher rate than dividends eligible for special treatment.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to

AQR Funds–Statement of Additional Information18
conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Repurchase Agreements
The Fund may acquire securities subject to repurchase agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements.
Reverse Repurchase Agreements
The Fund, subject to its investment strategies and policies, may enter into reverse repurchase agreements. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. The Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
At the time the Fund enters into a reverse repurchase agreement, it will segregate (i.e., designate on the Fund’s books and records) liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Rights and Warrants
Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund’s entire investment therein).
Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Securities of Other Investment Companies
The Fund may invest in shares of other investment companies, including ETFs, money market mutual funds, and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent the Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.
Short Sales
The Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which the Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the

AQR Funds–Statement of Additional Information19
instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the counterparty as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments the Fund holds in long positions will decline at the same time that the market value of the instruments the Fund has sold short increases, thereby increasing the Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
The Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to counterparty risk. See “Counterparty Risk” in the Fund’s Prospectus.
In addition to the general risks related to short sales discussed above, the Fund will be subject to additional risks when it makes short sales “against the box,” a transaction in which the Fund enters into a short sale of an instrument that the Fund owns or has the right to obtain at no additional cost. In a short sale “against the box” transaction, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied.
Small-Cap Securities Risk
Investments in small-cap companies involve higher risks in some respects than do investments in securities of larger companies (including mid-cap and large-cap companies). For example, prices of such securities are often more volatile than prices of larger capitalization securities. In addition, due to thin trading in some small capitalization securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Social, Political and Economic Risk
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), currency exchange controls, as well as the national and international political circumstances (including wars, terrorist acts, security operations or civil unrest). These factors will in many instances affect the level and volatility of securities prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s performance or result in losses. These impacts can be exacerbated by failures of governments and societies to appropriately respond to emerging events or threats, whether by greater governmental and regulatory involvement in the economy, financial markets or social factors that impact the economy, or by insufficient governmental or regulatory action, among other possibilities. For example, the Fund may be exposed to the direct and indirect consequences of potential or actual political, economic, social and diplomatic changes. The Fund could incur material losses even if the Adviser reacts quickly to difficult market conditions, and there can be no assurance that the Fund will not suffer material losses and other adverse effects from broad and rapid changes in market conditions in the future.

AQR Funds–Statement of Additional Information20
Sustainable Investment Risk
The Fund follows a sustainable investment approach that considers the ESG characteristics of investments when constructing the Fund’s portfolio. Accordingly, the Fund will have reduced exposure to industries or sectors with companies that are excluded by the Fund’s dynamic ESG filter or otherwise underweighted due to their ESG characteristics and potentially increased exposure to industries or sectors that do not contain such companies. Additionally, due to its exclusionary criteria, the Fund will not be invested in certain industries and may not be invested in certain sectors. As a result, the Fund’s performance may be lower than other funds that do not consider ESG characteristics or use different ESG criteria when constructing their portfolios. In addition, since sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account ESG characteristics of investments. While the Fund does not intend to take long positions in companies with the lowest ESG rankings as evaluated by the Adviser (as further described in its principal investment strategies), the Fund will have exposure to companies with lower ESG rankings. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in and/or disclose their sustainable and ESG practices may fall out of favor, which would challenge the Fund’s ability to assess ESG characteristics of an issuer or industry and its ability to implement its investment strategies. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis. There is also no guarantee that the Adviser will successfully implement strategies or make investments in companies that result in favorable ESG outcomes while enhancing long-term shareholder value and achieving financial returns.
U.S. Government Securities
U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment.
On August 5, 2011, S&P downgraded U.S. Treasury securities from AAA rating to AA+ rating. Another downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P may cause the value of the Fund’s U.S. Treasury obligations to decline.
Risks Related to the Adviser and to its Quantitative and Statistical Approach
Trading Judgment
The success of the proprietary valuation techniques and trading strategies employed by the Fund is subject to the judgment and skills of the Adviser and the research team that it oversees. Additionally, the trading abilities of the portfolio management team with regard to execution and discipline are important to the return of the Fund. There can be no assurance that the investment decisions or actions of the Adviser will be correct. Incorrect decisions or poor judgment may result in substantial losses.
Trading Decisions Based on Quantitative and Other Analysis
The Adviser’s portfolio management and trading decisions may be based on quantitative models, signals and other analyses. Any factor that would lessen the prospect of major trends occurring in the future (such as increased governmental control of, or participation in, the financial markets) may reduce the prospect that a particular trading method or strategy will be profitable in the future. In the past, there have been periods without discernible trends and such periods may occur in the future. Moreover, any factor that would make it more difficult to execute trades at desired prices in accordance with the signals of the trading method or strategy (such as a significant lessening of liquidity in a particular market) would also be detrimental to profitability. There can be no assurance that the Adviser’s strategies will be successful under all or any market conditions.

AQR Funds–Statement of Additional Information21
Model and Data Risk
Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
Obsolescence Risk
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of the models or strategies on the Fund’s performance.
Crowding/Convergence
There is significant competition among quantitatively-focused managers, and the ability of the Adviser to deliver returns consistent with the Fund’s objectives and policies is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. Many managers utilizing similar models in making trading decisions may result in bunching of buy and sell orders, which may make it more difficult to take or liquidate a position. To the extent that the Adviser’s models used for the Fund come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, and such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.
Risk of Programming and Modeling Errors
The research and modeling process engaged in by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, research and modeling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and, depending on the circumstances, would generally not constitute a trade error under the Trust’s policies. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed.

AQR Funds–Statement of Additional Information22
Computer Systems Risk
Throughout its investment management process and business operations, the Adviser relies on a variety of computer hardware and software systems and platforms, some of which may be proprietary while others may be licensed from third parties (such systems and platforms, collectively, “Computer Systems”). Incorrect data, including stale or missing data, hardware or software malfunctions, programming inaccuracies, and similar errors may impair the performance of Computer Systems, which may negatively affect the Fund’s investment performance.
Operational Risk
The Adviser has developed systems and procedures to manage operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked or accounted for, or other similar disruption in the Adviser’s operations may result in losses to the Fund. The Adviser relies heavily on its portfolio management, trading, financial, accounting, and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Adviser’s ability to properly manage the Fund.
Involuntary Disclosure Risk
As described above (under “Model and Data Risk” and “Crowding/Convergence”), the ability of the Adviser to achieve its investment goals for the Fund is dependent in large part on its ability to develop and protect its models and proprietary research. The models and proprietary research and the Models and Data are largely protected by the Adviser through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer the Adviser’s Models and Data, and thereby impair the relative or absolute performance of the Fund.
Proprietary Trading Methods
Because the trading methods employed by the Adviser on behalf of the Fund are proprietary to the Adviser, a shareholder will not be able to determine any details of such methods or whether they are being followed.
Fundamental Policies
The Fund's policies set forth below are fundamental policies of the Fund; i.e., they may not be changed with respect to the Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this SAI, the Fund's investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Trust’s Board of Trustees without the approval of shareholders.
Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to the Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated in item 2 below must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).
The Fund
1.
Shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
2.
May borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
3.
May not concentrate its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).
For the purposes of this policy, the Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard (“GICS”) or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

AQR Funds–Statement of Additional Information23
4.
May not purchase or sell real estate or any interest therein, other than as may be acquired as a result of ownership of securities or other instruments and provided that the Fund shall not be prevented from investing in securities backed by real estate or securities of companies engaged in the real estate business.
5.
May not purchase commodities or contracts relating to commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
6.
May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
7.
May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
8.
May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Fund to: (a) enter into commitments to purchase securities in accordance with the Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (b) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (c) purchase or sell derivative instruments to the extent permitted by its investment program and other restrictions.
The following notations are not considered to be part of the Fund's fundamental policies and are subject to change without shareholder approval.
Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to the Fund on an individual basis and except as noted in the following sentence, apply only at the time a transaction is entered into. Therefore, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if the Fund’s holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.
With respect to the fundamental policy relating to the concentration of investments set forth in (3) above, the Fund intends to include the Fund’s investments in securities of other industry-specific investment companies for purposes of calculating the Fund’s industry concentration, to the extent practicable.
Non-Fundamental Investment Policies Related to Fund Names
The Fund has a name that suggests it will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. The Trust has adopted a non-fundamental policy for the Fund to invest under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in investments of the type suggested by the Fund’s name, as set forth in the Fund’s Prospectus.
The Trust has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described above.
The Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, regulatory or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Management of the Fund
The overall management of the business and affairs of the Fund is vested with the Board of Trustees. The Board of Trustees consists of six individuals (each, a “Trustee”), five of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Disinterested Trustees”). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment advisers, investment sub-advisers, administrator, custodian and

AQR Funds–Statement of Additional Information24
transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Adviser and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to general supervision of the Board of Trustees. The Disinterested Trustees have retained independent legal counsel to assist them in connection with their duties.
Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address of each officer and Trustee is Two Greenwich Plaza, Greenwich CT 06830.
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Disinterested Trustees[2]
Brian Posner, M.B.A., 1961	Chairman of the Board, since 2020; Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	34	Biogen Inc. (since 2008); Arch Capital Group (since 2010); Bioverativ Inc. (2017- 2018)
L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Independent Consultant (retired) (2014-2020)	34	Nuveen Exchange Traded Commodities Funds (2012-2016)
William L. Atwell, M.B.A., 1950	Trustee, since 2011	Consultant, Atwell Partners, LLC (retired) (2012-2019) (consulting)	34	Webster Financial Corporation (since 2014); Blucora, Inc. (2017-2019)
Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (since 2009) (banking)	34	Kiwi Wealth (since 2020)
Mark A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Professor, Columbia Business School (since 2002)	34	Exchange Traded Concepts Trust (since 2011)
Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	34	None

AQR Funds–Statement of Additional Information25

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Officers
Ted Pyne, M.B.A., Ph.D., 1966	Chief Executive Officer and President, since 2020	Principal, AQR Capital Management, LLC (since 2016)	N/A	N/A
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013; Anti-Money Laundering Officer, since 2017	Principal, Chief Legal Officer and Global Head of Compliance, AQR Capital Management, LLC (since 2013)	N/A	N/A
Bradley Asness, J.D., M.B.A., 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A
Patrick Ryan, CPA 1965	Assistant Treasurer, since 2020	Principal, AQR Capital Management, LLC (since 2012)	N/A	N/A
Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014; Treasurer, since 2018	Managing Director, AQR Capital Management, LLC (since 2013)	N/A	N/A
Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A
John Hadermayer, J.D., 1977	Secretary, since 2018	Executive Director, AQR Capital Management, LLC (since 2013)	N/A	N/A
Matthew Plastina, 1970	Assistant Treasurer, since 2020	Vice President, AQR Capital Management, LLC (since 2018); Executive Director, JP Morgan Investment Management (2010- 2018)	N/A	N/A
1   Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he turns 75.
2  A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
3  An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an interested person of the Trust because of his position with the Adviser.
Leadership Structure of the Board of Trustees
Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Trust, on behalf of the Fund, has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and any other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and the Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings and holds special telephonic meetings, or informal conference

AQR Funds–Statement of Additional Information26
calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet in executive session, at which no Trustees who are interested persons of the Fund are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Posner, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including the Adviser, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established two committees, i.e., the Audit Committee and the Nominating and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, which carries out the Fund's investment management and business affairs, and other service providers in connection with the services they provide to the Fund. Each of the Adviser and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser and the Fund's other service providers (including the Fund's distributor, servicing agent and transfer agent), the Fund's Chief Compliance Officer, the independent registered public accounting firm for the Fund, and legal counsel to the Fund. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board of Trustees and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, and/or academic positions; experience from service as a Trustee of the Trust (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Brian S. Posner, M.B.A. Mr. Posner has served as a Trustee of the Trust since 2011. In addition, he has more than 32 years of business experience in financial services. Mr. Posner has extensive experience in various executive and other positions with Point Rider Group LLC, ClearBridge Advisors, Hygrove Partners LLC/Hygrove Management LLC, Warburg Pincus Asset Management and Fidelity Management and Research Company. Mr. Posner also has corporate governance experience serving as a director/trustee of other entities, including BG Medicine, Biogen Inc., Arch Capital Group, Anadys Pharmaceuticals, Inc., the Mutual Fund Store, Sotheby’s, Bioverativ Inc. and the River Park Funds.
L. Joe Moravy, M.B.A., CPA. Mr. Moravy has served as a Trustee of the Trust since 2008. In addition, he has more than 46 years of business and executive experience primarily in the auditing and accounting area. Mr. Moravy is a certified public accountant and was a partner at two leading accounting firms where he provided audit and accounting-related services to financial services companies. As a certified public accountant, Mr. Moravy also has gained corporate governance experience through working with the boards of directors and audit committees of public and private corporations. He also served on the independent committee of Nuveen Exchange Traded Commodity Funds and has served as a director of several not-for-profit organizations.
William L. Atwell, M.B.A. Mr. Atwell has served as a Trustee of the Trust since 2011. In addition, he has more than 47 years of business experience in financial services. Mr. Atwell has extensive experience in various executive and other positions with Cigna, Charles Schwab and Citibank. Mr. Atwell also has corporate governance experience serving as a director of Webster Financial Corporation, as a director/trustee of several not-for-profit organizations and has served as a director/trustee of USI Holdings Corporation.

AQR Funds–Statement of Additional Information27
Gregg D. Behrens, M.M. Mr. Behrens has served as a Trustee of the Trust since 2011. In addition, he has more than 46 years of business experience in financial services. Mr. Behrens has extensive experience in various executive and other positions with Northern Trust Company, including his executive experience in London and Singapore. Mr. Behrens also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
Mark A. Zurack, M.B.A., CFA. Mr. Zurack has served as a Trustee of the Trust since 2014. In addition, he has more than 35 years of business and executive experience specifically in equity markets, equity derivatives and related products. Mr. Zurack has 17 years of experience as a professor at Columbia Business School and extensive experience in various executive and other positions serving 18 years at Goldman Sachs & Co. He also has corporate governance experience serving as a trustee for Exchange Traded Concepts Trust and as director/trustee for not-for-profit organizations.
David Kabiller, CFA. Mr. Kabiller has served as a Trustee of the Trust since 2010. In addition, he has more than 32 years of business and executive experience and is a Founding Principal of the Adviser. He has been with the Adviser since its inception in 1998. Prior to cofounding the Adviser, Mr. Kabiller was associated with Goldman Sachs & Co. where he served as a Vice President (1987 – 1998). Mr. Kabiller also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
Committees of the Board of Trustees
As discussed above, the Board of Trustees currently has two standing committees: (1) an Audit Committee, and (2) a Nominating and Governance Committee. Currently, each Disinterested Trustee serves on each committee. Mr. Kabiller, as an Interested Trustee, is not a member of either committee. Each committee has adopted a written charter setting forth its duties and responsibilities. The Audit Committee met five times and the Nominating and Governance Committee met two times during the fiscal year ended December 31, 2020.
Audit Committee. L. Joe Moravy, M.B.A., CPA, serves as the Chairman of the Audit Committee. The Audit Committee is required to meet at least twice a year and:
•
oversees the accounting, auditing and financial reporting processes of the Fund;
•
hires (and fires, if needed) the Fund's independent registered public accounting firm (subject to the ratification of the Board of Trustees);
•
pre-approves all audit, audit-related, tax and non-audit services to be provided by the independent registered public accounting firm to the Fund and the Fund affiliates if those non-audit services relate directly to the operations and financial reporting of the Fund;
•
reviews with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Fund;
•
receives and considers a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection;
•
considers all critical accounting policies and practices to be used by the Fund and any proposed alternative treatments thereof; and
•
investigates any improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting.
Nominating and Governance Committee. William L. Atwell, M.B.A., serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee normally meets once a year and as necessary to address governance issues and:
•
reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;
•
reviews and makes recommendations to the Board regarding Trustee compensation and expense reimbursement policies;
•
undertakes periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and
•
meets with the Fund's management to review reports and other information concerning the status of the Fund's operations, procedures, and processes.
If there is a vacancy on the Board, the Nominating and Governance Committee will:
•
identify and evaluate potential candidates to fill any such vacancy on the Board;
•
select from among the potential candidates a nominee to be presented to the full Board for its consideration; and
•
recommend to the Board a nominee to fill any such vacancy.

AQR Funds–Statement of Additional Information28
When seeking suggestions for nominees to serve as independent trustees, the Nominating and Governance Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an Interested Trustee, the Nominating and Governance Committee will consider the views and recommendations of the Adviser. The Nominating and Governance Committee will not normally consider Trustee nominations submitted by shareholders.
Fund Ownership of the Trustees
The following table sets forth, for each Trustee, the dollar range of shares owned in the Fund as of December 31, 2020 (unless otherwise indicated), as well as the aggregate dollar range of shares owned by the Trustee in the Trust as of the same date:
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Brian Posner, M.B.A.	N/A	$100,000 * Over
L. Joe Moravy, M.B.A., CPA	N/A	$100,000 * Over
William L. Atwell, M.B.A.	N/A	$100,000 * Over
Gregg D. Behrens, M.M.	N/A	$100,000 * Over
Mark A. Zurack, M.B.A., CFA	N/A	$100,000 * Over
David Kabiller, CFA	N/A	$100,000 * Over
* Trustee holds equity securities in other series of the Trust which are described in a separate Statement of Additional Information.
Fund Ownership of the Trustees and Officers
This SAI relates only to the Fund, which has not commenced operations as of the date of this SAI.
Compensation of Trustees and Certain Officers
Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust. Effective January 1, 2021, the annual retainer paid to Disinterested Trustees is $160,000 per year, which includes four regularly scheduled quarterly Board meetings and up to four additional special meetings (the “Retainer Meetings”). The Disinterested Trustees will receive $2,000 for each additional special meeting in excess of the Retainer Meetings (in-person or telephonic). The Chairman of the Board receives an annual retainer of $35,000, the Chairman of the Audit Committee receives an annual retainer of $15,000 and the Chairman of the Nominating and Governance Committee receives an annual retainer of $7,500. Prior to January 1, 2021, the annual retainer paid to Disinterested Trustees was $160,000 and the Disinterested Trustees also received $10,000 per Board meeting (excluding telephonic Board meetings). The Chairman of the Board received an annual retainer of $50,000, the Chairman of the Audit Committee received an annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee received an annual retainer of $12,500. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not pay any pension or retirement benefits.
Personal Trading
The Trust and Adviser have each adopted a code of ethics, which puts restrictions on the timing of personal trading in relation to trades by the Fund and other advisory clients of the Adviser and its affiliates. The codes of ethics, which were adopted in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), as appropriate, describe the fiduciary duties owed to shareholders of the Fund and to other advisory accounts by all Trustees, officers, members and employees of the Trust, and by the Adviser; establish procedures for personal investing; and restrict certain transactions.
The Fund's distributor, ALPS Distributors, Inc. (the “Distributor”) has also adopted a code of ethics governing the personal trading activities of its directors, officers and employees, which contains comparable restrictions.

AQR Funds–Statement of Additional Information29
Proxy Voting Policies and Procedures
The Adviser has adopted written proxy voting policies and procedures (“Proxy Policies”) as required by Rule 206(4)-6 under the Investment Advisers Act, consistent with their fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to the Fund to the Adviser, subject to the general oversight of the Board. The Proxy Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund. A copy of the Proxy Policies is attached as Appendix A to this SAI.
Information about how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 will be available no later than August 31, of each year: (i) without charge, upon request, by calling 1-866-290-2688 or (ii) on the SEC’s website at sec.gov.
Portfolio Holdings Disclosure
On or about 15 days following the end of each calendar quarter, the Fund will make available a complete uncertified schedule of its portfolio holdings as of the end of the quarter. The Fund will make its portfolio holdings information available to the general public on the Fund's website at https://funds.aqr.com. Portfolio holdings of the Fund will also be disclosed on a quarterly basis no later than sixty (60) days following the end of the preceding quarter on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR and on Form N-PORT; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR and on Form N-PORT. The Trust’s Forms N-CSR and N-PORT (and its predecessor Form N-Q) will be available on the SEC website at sec.gov.
Non-public information regarding the Fund, including portfolio holdings information, may be disclosed more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to agents, service providers, analysts, rating agencies, pricing services, proxy voting services or others including the following: advisers and sub-advisers to the Fund, independent registered public accountants, counsel, administrator, transfer agent or custodians, who require access to such information in order to fulfill their contractual duties to the Fund, or consultants, data aggregators, mutual fund evaluation services, due diligence departments of broker dealers and wirehouses that regularly analyze the portfolio holdings and calculate information derived from holdings of the Fund, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by law, agreement or by the nature of their duties, are required to keep the non-public portfolio holdings information received from the Fund confidential.
The Fund or the Adviser have entered into ongoing arrangements to disclose complete portfolio holdings more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to the following persons or entities:
•
The Board of Trustees of the Fund and, if necessary, Independent Trustee counsel and Fund counsel
•
Employees of the Adviser and its affiliates
•
JPM Custodian of the Fund
•
The Administrator of the Fund
•
The Transfer Agent of the Fund
•
The Distributor of the Fund
•
The independent registered public accounting firm of the Fund
•
Bloomberg
•
Factset
•
ISS Governance Services
•
IHS Markit
•
Markit WSO Corporation
•
Lincoln Partners Advisors LLC
•
Infinit Outsourcing, Inc.
•
International Fund Services (Ireland) Limited
•
Financial Recovery Technologies, LLC
•
Alexander Reus, P.A. d/b/a DRRT
•
Compliance Solutions Strategies
•
FundApps Limited

AQR Funds–Statement of Additional Information30
•
Donnelley Financial Solutions, Inc.
•
Deloitte Tax LLP
•
Citibank, N.A.
•
Ernst & Young LLP
•
Acuity Knowledge Partners
With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. As described above, the release of the portfolio holdings to these persons or entities is subject to confidential treatment to prohibit the person or entity from sharing with an unauthorized source or trading upon the information provided. The Fund, the Adviser and their affiliates do not receive any compensation in connection with such arrangements.
In addition, in connection with the purchase and sale of portfolio securities and in the course of seeking best execution, the Adviser provides information regarding individual portfolio holdings to broker-dealers who may be selected to execute or clear trades for the Fund or serve as counterparties to the Fund’s derivative positions. The Securities Exchange Act of 1934, as amended, and the rules of the Financial Industry Regulatory Authority (“FINRA”) provide limitations on a broker-dealer’s ability to trade for its own accounts or the accounts of others on the basis of such information. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.
The Adviser also may make available certain information about the Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser.
Non-public portfolio holdings information may be disclosed to certain third parties (other than as noted above) by written request (which may be completed via email) prior to its being posted on the Fund's website or filed with the SEC through the EDGAR filing system, upon the preapproval of the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments after making a good faith determination that the disclosure would serve a legitimate business purpose of the Fund and is in the best interest of the Fund and its shareholders. In addition, the recipient must agree to maintain the confidentiality of the portfolio holdings information. The Trust’s Chief Compliance Officer and the executive officers of the Trust monitor the release of non-public information regarding the Trust. In order to assess whether there are any conflicts between the interests of the Fund's shareholders and the interests of the Adviser or its affiliates, the Trustees will review at each regular meeting of the Board of Trustees the information related to any such written approvals that have been approved by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments since the last regular meeting of the Board of Trustees. As noted above, pre-approval by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments is not necessary with respect to the disclosure of certain non-public portfolio holdings information to certain third parties or with respect to the disclosure of certain other information about the Fund’s portfolio prior to the public dissemination of portfolio holdings information.
The Adviser manages other accounts such as separate accounts, model portfolios, unregistered products and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings. Such accounts may make disclosures at different times than the Fund's portfolio holdings are disclosed. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the foregoing restrictions.
The Chief Compliance Officer of the Trust is responsible for ensuring that the Fund have adopted and implemented policies and procedures reasonably designed to ensure compliance with the Trust’s portfolio holdings disclosure policy and, to the extent necessary, the Chief Compliance Officer and/or his or her designee shall monitor the Fund's compliance with this policy.
Any exceptions to the policy may be made only if approved by the Chief Compliance Officer of the Trust upon determining that the exception is in the best interests of the Fund and its shareholders. The Chief Compliance Officer must report any exceptions made to the policy to the Trustees at its next regularly scheduled meeting.
Each violation of the disclosure policy must be reported to the Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she shall report it to the applicable Trustees, as required by Rule 38a-1.
The Trustees reserve the right to amend the Trust’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice and in their sole discretion. The Board of Trustees also considers the reports and recommendations of the Trust’s Chief Compliance Officer regarding any material compliance

AQR Funds–Statement of Additional Information31
matters that may arise with respect to the disclosure of portfolio holdings information and periodically, as required under the circumstances, considers whether to approve or ratify any amendment to the Trust’s policies and procedures regarding the dissemination of portfolio holdings information.
Investment Advisory and Other Services
Investment Adviser
The Adviser, AQR Capital Management, LLC, Two Greenwich Plaza, Greenwich, CT 06830, serves as the investment adviser to the Fund pursuant to an investment advisory contract entered into by the Trust, on behalf of the Fund (the “Advisory Agreement”). Subject to the general supervision of the Board of Trustees, under the terms of the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes day-to-day investment decisions for the Fund, and manages the Fund’s investments in accordance with the stated policies of the Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of the Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to the Fund. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser.
The Adviser is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of the Adviser. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control the Adviser through his voting control of the Board of Members of AQR Holdings.
Under the Advisory Agreement, the Fund pays the Adviser a management fee on a monthly basis in an amount equal to the following amount annually of the average daily net assets of the Fund:
Fund	Management Fee
AQR Sustainable Long-Shorty Equity Carbon Aware Fund	1.10%
Other Payments
In addition to the payments to the Adviser under the Advisory Agreement described above, the Fund pays certain other costs of its operations including (a) custody, transfer agency, pricing and dividend disbursing expenses, (b) for Class N and Class I Shares, certain amounts paid to intermediaries in recognition of the transfer agency costs avoided by the Fund as a result of the customer recordkeeping activities of the intermediaries, (c) distribution related fees for the Class N shares, (d) fees of Trustees who are not affiliated with the Adviser, (e) legal, audit and tax expenses, (f) litigation expenses, (g) clerical, accounting and other office costs, (h) costs of printing the Fund's Prospectuses, shareholder reports, notices and other reports for current shareholders, (i) costs of maintaining the Trust’s existence, (j) interest charges, taxes, brokerage fees and commissions, (k) costs of stationery and supplies, (l) expenses and fees related to registration and/or filing with the SEC, the CFTC and with other federal and state regulatory authorities, and (m) upon the approval of the Board of Trustees, costs of personnel of the Adviser or its affiliates rendering clerical, accounting and other office services.
The Adviser, from time to time, makes payments to financial intermediaries (including the Distributor) for certain distribution, sub-administration, sub-transfer agency or other shareholder services provided to Class N, Class I and/or Class R6 shareholders of the Fund whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account). The Adviser also makes other payments out of its own resources to financial intermediaries as permitted under applicable rules of FINRA, such as the Adviser’s participation at a financial intermediary’s internal events including conferences, seminars, due diligence and other meetings. Payments made by the Adviser are in addition to any distribution or service fees payable under any Rule 12b-1 Plan of the Fund, any sub-transfer agency or similar fees payable directly by the Fund to certain financial intermediaries for performing those services, and any sales charges, commissions, non-cash compensation arrangements permitted under applicable rules of FINRA, or other concessions described in the fee table or elsewhere in the Fund’s Prospectus or the SAI as payable to financial intermediaries.
Payments by the Adviser and/or the Fund pursuant to its Rule 12b-1 Plan, as applicable, may be made to compensate financial intermediaries for, among other things: marketing shares of the Fund, which may consist of payments relating to the Fund included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; “due diligence” examination and/or review of the Fund from time to time; access to the financial intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Fund; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Fund. These payments to financial intermediaries may exceed amounts earned on these assets by the Adviser for the performance of these or similar services. The payments are negotiated

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with each financial intermediary based on a range of factors, including but not limited to the financial intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation.
The presence of these payments by the Adviser and/or the Fund, as applicable, to financial intermediaries, the varying fee structure and the basis on which a financial intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, that financial intermediary may have an incentive to recommend that share class. Because financial intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from a financial intermediary to purchase or sell shares of the Fund and when considering which share class is most appropriate for you.
Portfolio Manager Compensation
Compensation for Portfolio Managers that are Principals:The compensation for each of the portfolio managers that are a Principal of the Adviser is in the form of distributions based on the net income generated by the Adviser and each Principal’s relative ownership in the Adviser, as the case may be. A Principal’s relative ownership in the Adviser is based on a number of factors including contribution to the research process, leadership and other contributions to the Adviser. There is no direct linkage between assets under management, Fund performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues and presumably net income. Each portfolio manager is also eligible to participate in the Adviser’s 401(k) retirement plan which is offered to all employees of the Adviser.
Compensation for Portfolio Managers that are not Principals: The compensation for the portfolio managers that are not Principals of the Adviser primarily consists of a fixed base salary and a discretionary bonus (“Total Compensation”). Total Compensation is reviewed at least annually under a formal review program and changes are made based on a number of factors including firm performance, market rates for specific roles and an individual’s performance. Job performance contributes significantly to the determination of any Total Compensation increase; other factors, such as seniority are also considered. A portfolio manager’s Total Compensation is not based on any specific Fund’s or strategy’s assets under management or performance, but is affected by the overall performance of the firm. Each portfolio manager is also eligible to participate in the Adviser’s 401(k) retirement plan which is offered to all employees of the Adviser.
Portfolio Manager Holdings
This SAI relates only to the Fund, which has not commenced operations as of the date of this SAI.
Other Accounts Managed
Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund which the portfolio manager manages, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity, including reference accounts for non-discretionary model portfolios offered by the Adviser (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below (under “Potential Conflicts of Interest”).

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The following table indicates the number of accounts and assets under management for each type of account managed as of October 31, 2021:
PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	21	$13,921,940,105	7	$4,455,950,683	11	$4,949,397,068
Clifford Asness, Ph.D., M.B.A.	14	$7,098,017,027	18	$7,669,782,808	32	$16,381,061,570
Andrea Frazzini, Ph.D., M.S.	25	$15,277,913,141	12	$5,499,912,242	21	$11,935,305,519
John J. Huss	4	$4,433,538,371	18	$11,818,709,548	0	—
John Liew, Ph.D., M.B.A.	9	$2,270,919,572	12	$6,493,811,784	17	$8,082,517,752
Lukasz Pomorski, Ph.D., M.A.	0	—	24	$22,242,281,275	0	—

PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	1	$171,114,610	4	$2,832,440,041	4	$2,127,296,951
Clifford Asness, Ph.D., M.B.A.	0	—	16	$6,223,826,329	14	$7,508,066,476
Andrea Frazzini, Ph.D., M.S.	1	$171,114,610	9	$3,876,401,599	6	$4,109,586,299
John J. Huss	0	—	16	$11,396,279,063	0	—
John Liew, Ph.D., M.B.A.	0	—	11	$5,254,527,620	8	$4,080,487,977
Lukasz Pomorski, Ph.D., M.A.	0	—	10	$4,165,364,758	3	$1,778,442,741
Potential Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.
A number of potential conflicts of interest may arise as a result of the Adviser’s or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of the Adviser, capacity constrained, the availability of the strategy or investment type for the Fund and other accounts may be reduced in the Adviser’s discretion. The Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. The Adviser is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity between the Fund and other accounts. Among other things, capacity constraints in a particular strategy or investment type could cause the Fund to close to all or certain new investors.
Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. The Adviser will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different

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accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. The Adviser may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.
Whenever decisions are made to buy or sell investments by the Fund and one or more other accounts simultaneously, the Adviser or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, the Adviser has adopted policies and procedures that are intended to assure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Fund from time to time. Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.
To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, the Adviser may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of the Adviser, accounts in which the Adviser has an interest, or accounts which pay the Adviser higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When the Adviser, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, the Adviser, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.
In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if the Adviser believes it would be in the Fund’s best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that the Adviser considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser’s then-current allocation policy and any applicable exemptions.
In certain circumstances, the Adviser may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to the Adviser or an affiliate of the Adviser. In other circumstances, the Adviser will not participate in an investment opportunity to avoid receiving material non-public information that would restrict the Adviser from transacting in a security or instrument. These restrictions may adversely impact the Fund’s performance.
The Adviser and the Fund's portfolio managers may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements.

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Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees, such as the Fund, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.
The Adviser may also participate in model portfolio platforms in which the Adviser provides model portfolios that allocate exclusively to a number of Funds based on a given targeted risk profile and/or investment objective. In constructing and rebalancing a model portfolio, a potential conflict between the interests of the model portfolio and those of the Fund may arise in connection with decisions made by the Adviser to change allocations to the Fund or to rebalance the assets of the model portfolios that results in subscriptions into and redemptions from the Fund. Depending upon the timing and/or amounts involved, reallocations and rebalancing of investments have the potential to disrupt the orderly management of the Fund’s portfolio or to increase its expenses, including its portfolio transaction and administrative costs.
The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to assure that all accounts, including the Fund, are treated fairly and equitably over time.
Administrator and Fund Accountant
On behalf of the Fund, the Trust has entered into an Administration Agreement (the “JPM Administration Agreement”) with JPMorgan Chase Bank, N.A. (the “JPM Administrator”) located at 70 Fargo Street, Boston, Massachusetts 02210. The JPM Administration Agreement initially took effect on the date of the Fund’s inception. Under the JPM Administration Agreement, the JPM Administrator’s services include, but are not limited to, the following: preparing minutes of meetings of the Board of Trustees and assisting the Secretary of the Trust in preparing for quarterly meetings of the Board of Trustees; performing certain compliance tests for the Trust; participating in the annual update of the Trust’s registration statement and coordinating in the preparation and filing of certain other Trust filings and documents; preparing federal and state income tax returns for the Trust; performing NAV calculations; establishing appropriate expense accruals, maintaining expense files and coordinating the payment of invoices for the Trust.
The JPM Administration Agreement was in effect for the initial term of three years and automatically renewed upon the expiration of the initial term in September 2013 and will continue until terminated. Either party may terminate the agreement upon not less than six months’ prior written notice to the other party.
Distributor
The Trust has entered into a Distribution Agreement, on behalf of the Fund, with the Distributor, ALPS Distributors, Inc., pursuant to which the Distributor acts as distributor for the Fund and acts as agent for the Fund in selling its shares to the public. ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor offers shares of the Fund on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. Investors purchasing or redeeming shares of the Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge. Following its initial term, the Distribution Agreement continues in effect for successive one-year periods provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) the vote of a majority of outstanding shares of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement.
Distribution Plan
The Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Fund (the “12b-1 Plan”). Under the 12b-1 Plan, the Class N shares of the Fund pays a distribution fee of 0.25% to the Distributor as compensation for distribution and/or administrative activities related to Class N shares of the Fund. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution fees may be paid entirely to the Distributor regardless of the amounts actually expended by the Distributor. The Distributor uses these distribution fees to make payments to financial intermediaries as compensation for distribution and/or administrative activities related to Class N shares of the Fund. The Distributor may retain a portion of these distribution fees as part of the compensation it receives for reviewing advertisements and other marketing materials.
If the 12b-1 Plan is terminated with respect to the Fund, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Trustees or shareholders.

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The 12b-1 Plan shall continue in effect from year to year with respect to the Fund, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Disinterested Trustees. The 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Class N shares of the Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days’ written notice to any other party to the 12b-1 Plan. So long as the 12b-1 Plan is in effect, the selection and nomination of Disinterested Trustees has been committed to the Disinterested Trustees.
Pursuant to the 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review and consider at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders.
Custodian
The Custodian for the Fund is JPMorgan Chase Bank, N.A. (“JPM Custodian”), located at 1 Chase Manhattan Plaza, New York, NY 10005. JPM Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under the custody agreement with the Trust, on behalf of the Fund, JPM Custodian holds the Fund’s securities and maintains all necessary accounts and records.
Transfer Agent and Dividend Disbursing Agent
ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, has been retained to serve as the Fund's transfer agent and dividend disbursing agent.
Determination of Net Asset Value
The Fund’s NAV per share is generally calculated as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. eastern time) on each day during which the NYSE is open for trading (a Business Day). The Fund determines a NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. eastern time or at an earlier time, if the particular closure directly affects the NYSE but other exchanges remain open for trading. The Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of the Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Fund's shares may change on days when shareholders are not able to buy or sell its shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees. The Board of Trustees has delegated responsibility for applying approved valuation policies to the Adviser, subject to oversight by the Board of Trustees. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation methods applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers.
Where market quotes are readily available, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers.
Where market quotations are not readily available, or if an available market quotation is determined not to represent fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Board of Trustees. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the

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investments existed. These differences could be material. When observable prices are not available for these securities, the Fund may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. The market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.
Equity securities, including securities sold short, rights, exchange-traded option contracts, warrants, ETFs and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. An equity for which no sales are reported, as in the case of a security that is traded in the OTC market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price).
Fixed-income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Equities that trade on either markets that close prior to the close of the NYSE or on markets that are closed due to a holiday are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). When available, the Fund applies daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time the Fund calculates its NAV.
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes their principal market. For options contracts, if no sales occurred on such date, the contracts will be valued at the mid price on such exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued by the Fund on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data.
The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.

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The Fund values the repurchase agreements and reverse repurchase agreements it has entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
The SEC recently adopted new Rule 2a-5. The new rule will establish an updated regulatory framework for registered investment company valuation practices. The Fund will not be required to comply with the new rule until September 8, 2022.
Calculation of offering price has not been provided for the Fund because the Fund has not commenced operations as of the date of the SAI.
Additional Information about Purchases and Redemption of Shares
Cut-Off Time for Purchase and Redemption Orders
Orders to purchase or redeem shares received by the Transfer Agent, or by a financial intermediary authorized to receive such orders, by the cut-off time indicated in the Fund's Prospectus will be processed at the NAV next calculated after the order is received by the Transfer Agent or the financial intermediary that is an authorized agent of the Fund. Under a variety of different types of servicing agreements, financial intermediaries that are authorized to receive purchase and redemption orders from investors are permitted to transmit those orders that are received by the financial intermediary before the cut-off time in the Prospectus to the Transfer Agent by the cut-off times stated in those agreements, which are generally later than the cut-off time stated in the Prospectus. Financial intermediaries are prohibited by law from transmitting orders received after the cut-off time stated in the Prospectus to the Transfer Agent for processing at that day’s NAV. Any order otherwise received by the Transfer Agent after the cut-off time stated in the Prospectus will be specifically identified for processing on the next day on which a NAV is computed.
Purchases In-Kind
The Trust may permit purchases of any of the Fund’s shares by means of in-kind contributions of portfolio securities under limited circumstances in accordance with procedures approved by the Trust’s Board of Trustees. In-kind purchases of Fund shares may only be permitted if the Adviser determines that acceptance of the in-kind securities will not adversely affect the purchasing Fund, does not favor a shareholder of the purchasing Fund to the detriment of another shareholder of the purchasing Fund, and conforms with the purchasing Fund’s fundamental investment objectives, policies and restrictions. In-kind securities will be valued in the same manner as they would be valued for purposes of computing the Fund’s NAV. The Fund will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares.
Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under federal and state law of making such a purchase.
Redemptions In-Kind
Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees and taken at their value used in determining the Fund’s NAV per share as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. While the Fund does not expect to routinely use redemptions in-kind, the Fund reserves the right to do so at the request, or with the consent, of the shareholder, during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions. The Fund may make a redemption in-kind if the following criteria (together, the “Criteria”) are met: (i) the requested redemption is for an amount greater than 5% of the net asset value of the Fund as of the redemption date; (ii) the redeeming shareholder is an institutional investor; and (iii) the Adviser has determined that: (a) the Fund is not able to sell sufficient assets without significantly adversely affecting the value of such assets and pay the redemption proceeds within seven calendar days of the redemption date; or (b) the redemption in-kind is in the best interests of the Fund and its non-redeeming shareholders. The Fund may redeem a shareholder in-kind for a redemption that does not meet these criteria if the redeeming shareholder requests, or consents to, such redemption in-kind. Moreover, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder of record. This election is irrevocable unless the SEC permits its withdrawal. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. The Fund may redeem shares held by affiliates in kind as long as neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in kind

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selects, or influences the selection of the distributed securities and as long as the redemption in kind is approved by the Board of Trustees, including a majority of the Disinterested Trustees, in a manner consistent with SEC rules, regulations and interpretive positions.
Involuntary Redemptions
The Fund reserves the right to involuntarily redeem any shareholder’s account, subject to applicable law, if:
•
the Fund or a class of its shares are to be terminated;
•
the value of the account falls below any investment minimum for the account set by the Trust, provided that (1) the Trust provides a written notice of redemption to the shareholder at least 15 days before the redemption date, and (2) any policies adopted by the Board with respect to the redemption of small accounts have been disclosed to shareholders at least 60 days prior to the mailing of the written notice of redemption;
•
the shareholder fails to pay when due the full purchase price of shares issued to him;
•
it appears appropriate to do so in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity; or
•
the Fund otherwise determines it appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or other applicable law or necessary to prevent harm to the Trust or its shareholders.
If a shareholder’s account is involuntarily redeemed, a check for the redemption proceeds payable to the shareholder will be mailed to the shareholder at the shareholder’s address of record.
Other Purchase and Redemption Information
The Fund reserves the right to reject any purchase order for its shares in its sole discretion.
The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, the Fund may also suspend or postpone the recording of the transfer of its shares.
In addition, the Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications or other necessary documentation as the Fund may request.
Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Fund's shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the charges described in the Prospectus and this SAI. An investor’s broker will provide them with specific information about any processing or service fees they will be charged.
Portfolio Turnover
The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in the Fund were replaced once a year.
The Adviser may engage in active short-term trading to rebalance the Fund’s portfolio or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not

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restricted by policy with regard to its portfolio turnover rate. Higher portfolio turnover rates, generally meaning rates in excess of 100%, and short-term trading involve correspondingly greater commission expenses and transaction costs, which may reduce performance and may cause higher levels of current tax liability to shareholders in the Fund.
Portfolio Transactions and Brokerage
The Fund grants the Adviser responsibility for selecting brokers to execute portfolio transactions on behalf of the Fund as well as negotiating any commissions or spreads paid on such transactions. Securities transactions normally will be executed through brokers selected by the Adviser in its sole discretion. Before establishing a relationship with any counterparty, the Adviser’s Global Trading group (“GT”) will evaluate the counterparty based on selection factors including, but not limited to, those listed below. In addition, the Adviser’s Counterparty Committee will review each proposed counterparty relationship. Only after due diligence is complete will the Counterparty Committee vote to approve a counterparty. The Counterparty Committee maintains a list of all counterparties approved to execute Fund orders and will continue to review those counterparties on an ongoing basis. The Adviser’s Best Execution Committee evaluates the selection factors listed below on an ongoing basis.
Selection Factors for Counterparties
Best Execution. The Adviser has a duty to seek best execution of transactions for the Fund. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances.
In seeking best execution, the selection of executing brokers and their respective capabilities on behalf of the Fund shall be evaluated by GT and the Best Execution Committee. Each broker evaluation shall be conducted by GT and consider factors including, but not limited to, those described below. The determining factor is not necessarily the lowest possible commission cost, but whether the transaction represents the best qualitative execution overall. The Best Execution Committee has determined that the following factors, to the extent applicable, should be considered in determining whether a broker provides best execution: competitiveness of commission rates or spreads; execution capabilities; clearance and settlement capabilities; access to various market centers; expertise in executing trades for a particular security type; reputation and business practices; overall quality of broker services, including responsiveness and technology support; ability or willingness to maintain and commit adequate capital; and the size and volume of the broker’s order flow.
Recognizing the value of these factors, the Adviser may select counterparties that charge a commission in excess of that which another counterparty might have charged for effecting the same transaction. The Adviser is not obligated to choose the counterparty offering the lowest available commission rate if, in the Adviser’s reasonable judgment, the total cost or proceeds from the transaction may be less favorable than what may be obtained elsewhere or if a higher commission is justified by the service provided by another counterparty.
Additional Considerations. When selecting brokers to execute Fund trades, employees may not consider factors that are based on a personal benefit or conflicts of interest (e.g., directing execution as a means of compensating others for personal favors). In addition, employees are required to disclose to the Adviser any related person of the employee who is employed by or affiliated with a bank, broker-dealer, futures broker or commodities broker, which may present a potential conflict of interest.
The Fund will not compensate a broker or dealer for any promotion or sale of shares of the Fund by direction to the broker or dealer of the Fund's portfolio securities transactions, or any remuneration (including, but not limited to, any commission, mark-up, mark down, or other fee) received or to be received from the portfolio transactions effected through any other broker or dealer. However, the Fund are permitted to use a broker or dealer that promotes or sells the Fund's shares, provided the business arrangement is in compliance with the conditions required by applicable law.
Review of Counterparty Execution. The Adviser has implemented internal controls and procedures to address the conflicts of interest associated with its brokerage practices. To determine that it is receiving best execution for its transactions over time, the Adviser will obtain information as to the general level of commission rates being charged by the brokerage community, from time to time, and will periodically evaluate the overall reasonableness of brokerage commissions paid on the Fund’s transactions by reference to such data. To the extent the Adviser has been paying higher commission rates for its transactions, the Adviser will determine if the quality of execution and the services provided by the counterparty justify these higher commissions.
The Adviser’s Best Execution Committee is responsible for the design, implementation and oversight of the Adviser’s best execution governance framework, which includes controls, processes and systems designed to provide reasonable assurance that best execution is achieved for the Fund and the Adviser’s other clients. The Best Execution Committee reviews commission rates by broker, country, and investment type by Fund as part of its overall responsibility. Counterparty effectiveness is evaluated on cost, connectivity, operational performance and other related factors. Moreover, the Adviser’s Counterparty Committee reviews credit quality and operational viability of clearing and execution counterparties.

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Prime Brokerage. The Fund may have one or more prime brokers through which the Fund’s trade clearance and financing is coordinated. Certain prime brokers also provide the Adviser with research, reporting, and analysis tools as part of their services.
Step-Outs. In certain circumstances, the Adviser uses “step-out trades” when the Adviser determines that the step-out trades facilitate better execution for certain Fund trades. Step-out trades are transactions which are placed at one counterparty and then “given up” or “stepped out” by that counterparty to another counterparty. Step-out trades may benefit the Fund by finding a natural buyer or seller of a particular security so that the Adviser can trade a larger block of shares more efficiently.
Soft Dollar Arrangements. The term “soft dollars” refers generally to the practice by investment advisers of paying for research and brokerage services using brokerage commissions generated by the execution of trades for their clients’ accounts. The Adviser does not currently use soft dollars in connection with any of the Fund. To the extent the Adviser does use soft dollars in the future, it is expected that such use will fall within the safe harbor afforded by Section 28(e) of the Securities Exchange Act of 1934, as amended.
Brokerage for Fund Referrals. The Adviser does not select counterparties based on or in connection with past or future placement of investors into the Fund. Certain broker-dealers host conferences and events for prospective investors. On occasion, representatives of the Adviser speak at these “capital introduction” events and meet with prospective investors. The Adviser may accept subscriptions from certain investors who also provide services to the Fund, including brokers and their affiliates. Relationships such as these could be viewed as creating a conflict of interest that potentially could affect the Adviser’s ability to seek best execution. While the Adviser’s relationship with broker-dealers may influence it in deciding whether to use such brokers in connection with trading, financing and other activities of the Fund, the Adviser will not commit with any broker to allocate a particular amount of brokerage to that broker. In addition, the Adviser will not select any broker for trading purposes based upon any distribution related activity of that broker or one of its affiliates on a behalf of the Fund. The Adviser conducts best execution reviews on a regular basis in an effort to mitigate potential conflicts of interest with brokerage relationships, and to provide reasonable assurance that the Adviser obtains best execution for the Fund.
Trade Aggregation and Allocation. The timing, size, and frequency of trading in the Fund’s portfolio will be determined by a number of factors, including, but not limited to: (1) investment objectives and guidelines; (2) regulatory restrictions; (3) risk tolerance including exposure control; (4) liquidity needs; (5) redemptions and subscriptions; (6) distance from target exposure; (7) composite dispersion; and (8) daily trading limits. If the Fund’s portfolio is scheduled to trade on the same day as a separate, but similar, client portfolio, trading may be aggregated.
The Adviser has implemented specific controls built on two general principles: (i) fair allocation of a trade opportunity and (ii) fair allocation of price. Depending upon the particular instrument, the trade opportunities in which the Fund will participate are determined by the Adviser’s quantitative investment models, as they prescribe the specific appetites based on pre-determined parameters and measures for individual instruments based on the Fund’s investment objectives and other considerations. In certain circumstances, certain investment opportunities (e.g., new issuances of fixed income instruments) may be allocated to some eligible clients and not others, depending on existing holdings, investment strategies or other pre-determined criteria. Upon completion of this process, a set of transactions are identified that are then either traded in aggregate with other accounts with similar objectives or traded individually. When evaluating trade opportunities, the Adviser’s considerations include the expected liquidity available in the market relative to the size of the overall trades the Adviser will effect on behalf of the Fund and other clients. The Adviser will also consider the expected impact of trade activity on behalf of the clients or other persons for which the Adviser does not exercise investment discretion, including persons who receive model portfolios or other persons whom the Adviser expects to trade in the same instruments, if any. Taking into consideration the anticipated trading activity by these accounts has the potential of reducing the amount of trading that the Adviser estimates that it will be able to implement for the Fund and could extend the period necessary for the Adviser to implement investment ideas for the Fund.
If the Adviser has determined to invest at the same time for more than one account including the Fund, the Adviser will under certain circumstances, but is not obligated to, aggregate or “bunch” orders to obtain best execution, negotiate more favorable commission rates, or allocate equitably among the Fund and other client accounts differences in prices and commissions or other transaction costs than might have been obtained had such orders been placed independently. Under this aggregation procedure, transactions will generally be averaged as to price and allocated among the Fund and other client accounts pro rata, based on the original purchase and sale orders placed for the Fund or other client account on any given day, and transaction costs, with limited exceptions, will be shared pro rata based on each client’s participation in the transaction. To the extent that the Adviser determines to aggregate Fund orders for the purchase or sale of investments, the Adviser shall do so in a fair and equitable manner and consistent with its duty to seek best execution. The Adviser shall not receive any additional compensation or remuneration as a result of the aggregation. In the event that the Adviser determines not to aggregate Fund orders, the Fund will, under certain circumstances, be subject to different prices and commissions or other transaction costs compared to what it would have obtained had such orders been placed on an aggregate basis.

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The Adviser targets its daily trading volume for a given security in the applicable investable universe under prevailing market conditions. If an aggregate order on behalf of the Fund and more than one other client account cannot be fully executed under prevailing market conditions, the Adviser will allocate the instruments traded among the Fund and other client accounts on the basis in which it considers equitable. In these circumstances, the Fund would generally pay (or receive), in connection with the purchase (or sale) of securities by more than one client, the average price per unit acquired (or sold), which may be higher (or lower) than if it had acted alone, and it may otherwise not be able to execute an investment decision as effectively as it could have if it had acted alone.
In the event that the Adviser determines that a pro rata allocation for partially executed aggregate orders (i.e., a “partial fill”) is not appropriate under the particular circumstances, the allocation will be made based upon other relevant factors, which may include, but are not limited to: (1) when only a small percentage of the order is executed, interests may be allocated to the account with the smallest order or the smallest position or to an account that is out of line with respect to target weightings relative to other client portfolios, with similar mandates, including if the imbalance is due to a cash subscription; (2) an allocation may be given to an account when the account has limitations in its investment guidelines which prohibit it from purchasing other instruments that are expected to produce similar investment results and can be purchased by other accounts; (3) if an account reaches an investment guideline limit and cannot participate in an allocation, interests may be reallocated to other accounts (this may be due to unforeseen changes in an account’s assets after an order is placed); (4) with respect to sale allocations, allocations may be given to an account low in cash, including to satisfy a cash redemption; (5) in cases when a pro rata allocation of a potential execution would result in a de minimis allocation in one or more accounts, the Adviser may exclude the account from the allocation and the transactions may be executed on a pro rata basis among the remaining accounts; (6) in cases when there is a minimum tradeable lot size, the transaction may be allocated first based on the minimum lot size for the security type and then the remainder shall be allocated pro rata per applicable portfolio guidelines (unless such pro rata allocation would not meet the security’s minimum lot size, where applicable, in which case that portfolio may be excluded from the allocation); or (7) in cases where a small proportion of an order is executed for all accounts, interests may be allocated to one or more accounts on a random basis.
The Fund paid no brokerage commissions because the Fund has not commenced operations.
Organization of the Trust and a Description of the Shares
The Trust was established on September 4, 2008 as a Delaware statutory trust and is authorized to issue an unlimited number of par shares of beneficial interest which may be issued in any number of series and classes. The Trust currently has thirty-four series. The Fund described in this SAI offers Class N Shares, Class I Shares and Class R6 Shares. All shares of the Fund have equal voting rights and each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Trust is not required, and does not intend, to hold annual meetings of shareholders. The Trust will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust. A meeting of shareholders shall, however, be called by the Secretary upon the written request of the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting. Shares of the Fund will, when issued, be fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities.
On the launch date of the Fund, it is anticipated that the Adviser, one of its affiliates (the “Adviser Affiliate”) and/or certain Principals of the Adviser (each a "Principal" and together with the Adviser Affiliate, the "Affiliated Persons") will make a seed investment in the Fund, which will result in their owning all or substantially all of the Fund. For so long as the Adviser and Affiliated Persons own in excess of 25% of the Fund’s outstanding voting securities, they are deemed to be controlling persons of the Fund and should an item be presented for shareholder consideration, which is not currently contemplated, the Adviser and/or Affiliated Persons, as applicable, could determine the outcome of the vote for the Fund. The Adviser, the Adviser Affiliate and/or each Principal, as applicable, may each decide to redeem all or any portion of its investment over time as and when third-party assets are invested in the Fund and reach a level where, in the judgment of the Adviser, portfolio management of the Fund and the Fund’s expense ratio would not be materially

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adversely impacted by the redemption. The Adviser and any Affiliated Person may also determine, in their discretion, to hedge all or any part of their exposure relating to their investment in the Fund. The Adviser's address is: Two Greenwich Plaza, Greenwich, CT 06830.
Taxation
Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to taxable U.S. shareholders that hold shares as capital assets. For these purposes, a U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in shares of the Fund. This discussion is based upon provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. This discussion does not represent a detailed description of the U.S. federal income tax consequences applicable to a shareholder that is subject to special treatment under the U.S. federal income tax laws. Investors should consult their own tax advisors concerning the particular U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund, as well as the consequences arising under other U.S. federal tax laws and the laws of any other taxing jurisdiction.
Taxation of the Fund
The Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (1) the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or (2) the securities (other than securities of other regulated investment companies) of two or more issuers of which the Fund holds 20% or more of the voting stock in the same or similar or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as a regular corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
The U.S. Treasury is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.
If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax assuming it distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income inclusions from wholly-owned subsidiaries and net short-term capital gains in excess of net long-term capital losses) each taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses).
If the Fund retains an amount equal to all or a portion of its net capital gains, it will be subject to corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate share of the undistributed amount, (b) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim a refund to the extent their credit exceeds their liability, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Fund shares by an amount equal to the excess of the amount in clause (a) over the

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amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing of appropriate returns or claims for refund with the IRS.
The Fund is also subject to a nondeductible 4% federal excise tax on income and net gains not distributed on a timely basis in accordance with a calendar year distribution requirement. In order to prevent an imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund currently intends to make its distributions in accordance with the calendar year distribution requirement.
Net capital loss carryovers, if any, may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryovers and potentially other favorable tax attributes of the Fund, if any, may be limited. Distributions in excess of the Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital.
Investment income earned by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund pays nonrefundable taxes to foreign countries during the year, the taxes will be deductible against the Fund’s taxable income. However, if the Fund qualifies for and makes a special election, such foreign taxes paid by the Fund will be included as an amount deemed distributed to a shareholder as taxable income, and the shareholder may be able to claim an offsetting credit or deduction on his or her tax return for his or her share of these foreign taxes.
Taxable U.S. Shareholder - Distributions
Dividends paid out of the Fund’s investment company taxable income, which includes net short-term capital gains, will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund’s income consists of dividends paid by certain corporations, a portion of the distributions paid and properly reported by the Fund may be eligible for the dividends-received deduction for corporations and the long-term capital gain tax rate on qualified dividends for individuals, provided that the Fund and the shareholder satisfy applicable holding period requirements. Distributions of net capital gains, if any, that are reported as capital gain dividends are taxable as long-term capital gains regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction. Distributions by the Fund are taxable to a shareholder regardless of whether they are received in cash or additional shares of the Fund. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each new share equal to the NAV per share of the Fund on the reinvestment date. Long-term capital gains and qualified dividend income of an individual taxpayer are generally eligible for taxation at a maximum rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. If an individual receives a dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax character of distributions on Form 1099-DIV.
A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain, of U.S. individuals with income exceeding certain threshold amounts, and of estates and trusts.
Taxable U.S. Shareholder - Sale of Shares
Upon the sale, redemption, or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period of the shares (the gain or loss will generally be long-term if the shares have been held for more than one year; otherwise, it will be short-term).

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Any loss realized will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares of the Fund held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge when acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the cost basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
The 3.8% Medicare contribution tax (discussed above) applies to gains from the sale, redemption or other disposition of Fund shares.
The exchange of shares of the Fund for shares of another class of the same Fund is not considered a taxable event and should not result in capital gain or loss.
Futures, Options and Hedging Transactions
Certain options, futures, and forward currency contracts in which the Fund may invest are subject to rules that for federal income tax purposes require the Fund to treat them as having been sold at their fair market value on the last day of the Fund’s taxable year (or for excise tax purposes, on the last day of the relevant period) resulting in unrealized gains or losses being treated as realized. Any gains or losses on such contracts generally are treated as 60% long-term and 40% short-term capital gain or loss, except for gain or loss on certain foreign currency forward, options and futures contracts which is treated as ordinary gain or loss unless the Fund makes a applicable tax election to receive capital treatment.
Certain hedging transactions undertaken by the Fund may result in the deferral of loss or accelerate the recognition of gain on futures, options, and forward contracts, or underlying securities, and may affect the tax character of gain or loss realized by the Fund on such investments. The tax consequences to the Fund of engaging in certain hedging or similar transactions are not entirely clear and may impact the amount, timing, and tax character of distributions paid by the Fund to its shareholders.
Notwithstanding any of the foregoing, the Fund may be required to recognize gain (but not loss) on certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or of substantially identical property. Appreciated financial positions potentially subject to this tax treatment are interests (including options, futures and forward contracts, and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. This tax treatment will not apply to certain transactions closed on or before the 30th day after the close of the taxable year, if certain conditions are met.
Foreign Currency Transactions—“Section 988” Gains or Losses
Pursuant to Section 988 of the Code, foreign exchange gain or loss attributable to certain foreign currency transactions, including foreign currency-denominated payables and receivables, foreign currency denominated debt instruments, and certain currency related options, futures and forward contracts, are treated as ordinary gain or loss. Section 988 gain or loss may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders. The Fund may elect to treat certain foreign currency transactions, when entered, as giving rise to capital rather than as ordinary gain or loss.
Short Sales
In general, the Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the holding period for any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. As described more fully under “Futures, Options and Hedging Transactions” above, the Fund is required to recognize gain (but not loss) upon entering into a short sale with respect to an appreciated security that the Fund owns. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

AQR Funds–Statement of Additional Information46
Swaps
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a short-term capital gain or loss if the Fund has been a party to the swap for one year or less). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps, or may be required to treat such swaps as having been sold at their fair market value on the last day of the Fund’s taxable year (or for excise tax purposes, on the last day of the relevant period) resulting in unrealized gains or losses being treated as realized.
Excess Inclusion Income
If the Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxed on their share of any such excess inclusion income as “unrelated business taxable income.”
Passive Foreign Investment Companies
If the Fund invests in stock of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, or passive foreign investment companies (“PFICs”), the Fund may be subject to federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in such Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a distribution to its shareholders.
The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, the Fund is permitted to make a mark-to-market election on its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each tax year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net marked-to-market gains reported in prior years.
Post-October Loss Deferral
The Fund may, for a given taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of (i) the excess of post-October ordinary losses from the disposition of property (including foreign currency and PFIC losses) over post-October ordinary gains from the disposition of property (including foreign currency and PFIC gains) plus (ii) the excess of post-December ordinary losses over post-December ordinary income, other than any such losses or income described in clause (i)) until the first day of the next taxable year when computing its investment company taxable income and net capital gain. Such rules regarding loss realized after October (or December) may affect the timing and tax character of Fund distributions to shareholders.
Foreign Withholding Taxes
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations)

AQR Funds–Statement of Additional Information47
as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made by the Fund, the source of the Fund’s income will flow through to the Fund’s shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit or deduction for foreign taxes for purposes of regular U.S. federal tax and/or alternative minimum tax.
Backup Withholding
The Fund may be required to withhold U.S. federal income tax, at the applicable backup withholding rate, from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Non-U.S. Shareholders
Distributions treated as ordinary income to shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships (“foreign shareholders”) will, except as described below, be subject to a U.S. federal withholding tax of 30%, unless a lower treaty rate applies or the distributions are effectively connected with a U.S. trade or business of the foreign shareholder (and, in each case, the foreign shareholder complies with applicable certification requirements).
Dividends paid by a regulated investment company to foreign shareholders that are attributable to “qualified net interest income” (generally, interest that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder) or short-term capital gain are generally exempt from the 30% withholding tax to the extent the regulated investment company properly reports such dividends. The Fund may report all, some or none of its potentially eligible distributions paid to foreign shareholders, of qualified interest income and short-term capital gain, as exempt from the 30% withholding tax. It is expected that the Fund will generally make a report with respect to short-term capital gain distributions, but not to distributions attributable to qualified interest income. Therefore, any distributions of interest income will be subject to withholding tax when paid to foreign shareholders. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the distribution as qualified net interest income or short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions of long-term capital gains and any amounts retained by the Fund which are designated as undistributed long-term capital gains will not be subject to tax unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or the income is effectively connected with the foreign shareholder’s trade or business in the United States. Any gain realized upon the sale or exchange of shares of the Fund will ordinarily be exempt from U.S. tax unless (i) the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, (ii) the gain is effectively connected with the foreign shareholder’s trade or business in the United States or (iii) the Fund was a “U.S. Real Property Holding Corporation” and the foreign shareholder held more than 5% of the shares of the Fund, for a certain period of time. If the foreign shareholder held more than 5% of the shares of the Fund for a certain period of time, such foreign shareholder may also be subject to tax on Fund distributions attributable to gain from the sale or exchange by the Fund of U.S. real property or an interest in a U.S. Real Property Holding Corporation. A corporation is a “U.S. Real Property Holding Corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. Real Property Holding Corporations and certain participating debt securities.
The Fund is required to withhold a 30% U.S. tax on dividend payments made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.

AQR Funds–Statement of Additional Information48
Foreign shareholders who fail to comply with applicable certification requirements relating to their non-U.S. status, including furnishing a Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or substitute form, may be subject to backup withholding on distributions (including distributions of capital gains) and on redemption proceeds.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in the Fund.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to U.S. estate tax.
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Some states may exempt from income tax all or a portion of dividends paid to a shareholder by the Fund if such dividends are derived from interest on qualifying U.S. federal obligations. The Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s distributions which are attributable to qualifying U.S. federal obligations. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences of making an investment in the Fund.
Counsel and Independent Registered Public Accounting Firm
Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed on by Simpson Thacher & Bartlett LLP, 900 G Street, NW, Washington, D.C. 20001.
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been appointed as the independent registered public accounting firm for the Fund.
Registration Statement
The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not be lawfully made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

AQR Funds–Statement of Additional Information49
Appendix A—Proxy Voting Policies and Procedures
Proxy Voting Policies and Procedures
I.
STATEMENT OF POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)1 manages a variety of products and AQR’s proxy voting authority may vary depending on the type of product or specific client preferences. AQR retains full proxy voting discretion for accounts comprised of comingled client assets. However, AQR’s proxy voting authority may vary for accounts that AQR manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant AQR full discretion to vote proxies on their behalf, or provide AQR with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where AQR has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between AQR and the client.
In exercising its proxy voting authority, AQR is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. AQR typically follows a systematic, research-driven investment approach, applying quantitative tools to process fundamental information and manage risk. Some proxy votes may have heightened value for certain clients, such as votes on corporate events (e.g., mergers and acquisitions, dissolutions, conversions, or consolidations) for those clients invested in AQR strategies involving the purchase of securities around corporate events. These differences may result in varying levels of AQR engagement in proxy votes, but in all cases where AQR retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).
AQR’s Proxy Voting Committee, as a sub-committee of the AQR Stewardship Committee, is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which AQR votes its proxies, and fulfilling AQR’s obligation voting proxies in the best interest of its clients.
II.
USE OF THIRD-PARTY PROXY ADVISORS
AQR has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, working with custodian banks, proxy voting research and recommendations, and executing votes. AQR may also engage other Proxy Advisory firms as appropriate for proxy voting research and other services.
The AQR Stewardship Committee periodically assesses the performance of its Proxy Advisory firm.
III.
CONSIDERATIONS WHEN ASSESSING OR CONSIDERING A PROXY ADVISORY FIRM
When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, AQR will, as part of its assessment, consider:
•
The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;
•
Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);
•
How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;
•
Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;
•
The nature of third-party information sources used as a basis for voting recommendations;
•
When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;

1 The term “AQR” includes AQR Capital Management, LLC and CNH Partners, LLC and their respective investment advisory affiliates.

AQR Funds–Statement of Additional Information50
•
Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies and addresses conflicts of interests;
•
Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy Advisory firm’s research or ultimate recommendation;
•
Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;
•
Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.
AQR also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.
IV.
POTENTIAL CONFLICTS OF INTEREST OF THE PROXY ADVISOR
AQR requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires information on how said conflict is being addressed. If AQR determines that a material conflict of interest exists and is not sufficiently mitigated, AQR’s Proxy Voting Committee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.
V.
VOTING PROCEDURES AND APPROACH
In relation to stocks held in AQR funds and accounts where AQR has proxy voting discretion, AQR will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines AQR has developed to govern voting recommendations from its Proxy Advisory firm (“AQR Voting Guidelines”). In instances where a client has provided AQR with specific instructions and/or custom proxy voting guidelines, AQR will seek to vote proxies in line with such instructions or custom guidelines.
AQR may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:
1.
The cost of voting a proxy outweighs the benefit of voting;
2.
AQR does not have enough time to process and submit a vote due to the timing of proxy information transfer or other related logistical or administrative issues;
3.
AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date;
4.
There are restrictions on trading resulting from the exercise of a proxy;
5.
Voting would cause an undue burden to AQR (e.g., votes occurring in jurisdictions with beneficial ownership disclosure and/or Power of Attorney requirements); or
6.
AQR has agreed with the client in advance of the vote not to vote in certain situations or on specific issues.
AQR generally does not notify clients of non-voted proxy ballots.
Some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purposes of managing market exposure. For AQR funds and managed accounts that only have a de minimis exposure to equites via an ETF, AQR will generally not vote proxies.
AQR takes a sustainable approach to proxy voting in relation to all its comingled client assets as evidenced in their voting guidelines. The aim is to promote sustainable best practices in portfolio companies, which includes advocating for environmental protection, human rights, fair labor, and anti-discrimination practices. When evaluating and adopting these guidelines and to encourage best sustainability practices, the voting policy takes into account generally accepted frameworks such as those defined by the United Nations Principles for Responsible Investment and United Nations Global Compact.

AQR Funds–Statement of Additional Information51
VI.
ISSUER SPECIFIC BALLOT EVALUATIONS
AQR may review individual ballots (for example, in relation to specific corporate events such as mergers and acquisitions) using a more detailed analysis than is generally applied through the AQR Voting Guidelines. This analysis may, but does not always, result in deviation from the voting recommendation that would result from the AQR Voting Guidelines assigned to a given AQR fund or managed account. When determining whether to conduct an issuer-specific analysis, AQR will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a voting recommendation that deviates from a recommendation produced by the AQR Voting Guidelines, AQR will be required to vote proxies in a way that, in AQR’s reasonable judgment, is in the best interest of AQR’s clients.
Unless prior approval is obtained from the Chief Compliance Officer, Head of Stewardship, or designee, the following principles will generally be adhered to when deviating from the AQR Voting Guidelines:
1.
AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communication regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and addressing AQR's concerns consistent with the best interests of its clients;
2.
AQR will not announce its voting intentions and the reasons therefore; and
3.
AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
VII.
POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER
AQR mitigates potential conflicts of interest by generally voting in accordance with the AQR Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, AQR may determine to vote contrary to AQR Voting Guidelines with respect to AQR funds or accounts for which AQR has voting discretion, which itself could give rise to potential conflicts of interest.
If AQR intends to directly vote a proxy in a manner that is inconsistent with the AQR Voting Guidelines, the Compliance Department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question.
Upon completion of its examination, the Compliance Department will submit its findings to the AQR Stewardship Committee. If, based on a review of these findings, the AQR Stewardship Committee concludes that a material conflict of interest exists, the AQR Stewardship Committee will determine whether:
1.
Voting inconsistent with the AQR Voting Guidelines is in the best interests of the client;
2.
AQR should follow the AQR Voting Guidelines; or
3.
The client should approve the recommendation.
VIII.
BALLOT MATERIALS AND PROCESSING
The Proxy Advisory firm is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to AQR directly instead of the Proxy Advisory firm, AQR will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.
IX.
DISCLOSURE
Upon request, AQR will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, AQR will prepare a written response that lists, with respect to each voted proxy:
1.
The name of the issuer;
2.
The proposal voted upon; and
3.
The election made for the proposal.

AQR Funds–Statement of Additional Information52
Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com to obtain a record of how proxies were voted for their account.
X.
POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER
On an annual basis, AQR will provide, or cause the Proxy Advisory firm to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.2
XI.
PROXY RECORDKEEPING
AQR and its Proxy Advisory firm (where applicable) will maintain the following records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940:
1.
A copy of the Policy, and any amendments thereto; and
2.
A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision.
XII.
REVIEW OF POLICY AND PROCEDURES
As a general principle, the Stewardship Committee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that AQR’s approach to voting proxies is in the best interests of its clients.

2 Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.